Oppenheimer
Champion Income Fund

Prospectus dated January 15, 1998

Oppenheimer Champion Income Fund is a mutual fund with the primary investment objective of seeking a high level of current income primarily by investing in a diversified portfolio of high-yield, lower-rated, fixed-income securities (commonly known as "junk bonds") believed by the Fund's investment manager not to involve undue risk. In selecting securities for the Fund's portfolio, the Fund's Manager balances the anticipated income against the considerable risk that the issuer may fail to make interest or principal payments on that security, as explained on pages __ through __. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

     The Fund may invest up to 100% of its assets in "junk bonds," which are securities that are speculative and involve greater risks, including risk of default, than higher-rated securities. An investment in the Fund is not a complete investment program and is not appropriate for investors unable or unwilling to assume the high degree of risk associated with investing in lower-rated, high-yield securities. Investors should carefully consider these risks before investing. Please refer to "Special Risks of Lower-Rated Securities" on page __.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the January 15, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus). Because of the Fund's investment policies and practices, the Fund's shares may be considered to be speculative.

                                                       (logo) OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


            A B O U T  T H E  F U N D

            Expenses
            A Brief Overview of the Fund
            Financial Highlights
            Investment Objectives and Policies
            Investment Risks
            Investment Techniques and Strategies
            How the Fund is Managed
            Performance of the Fund

            A B O U T  Y O U R  A C C O U N T

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone
            By Checkwriting

            How to Exchange Shares
            Shareholder Account Rules and Policies
            Dividends, Capital Gains and Taxes
      A-1   Appendix A:  Description of Ratings
      B-1   Appendix B:  Special Sales Charge Arrangements

A B O U T  T H E  F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its fiscal year ended September 30, 1997.

      o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," starting on page __ for an explanation of how and when these charges apply.

                                 Class A         Class B           Class C
                                 Shares          Shares            Shares
--------------------------------------------------------------------------------
Maximum Sales Charge
on Purchases (as a %
of offering price)               4.75%           None              None
--------------------------------------------------------------------------------

Maximum Sales Charge
on Reinvested Dividends          None            None              None
--------------------------------------------------------------------------------
Maximum Deferred Sales           None(1)         5% in the         1% if
Charge(as a % of the lower                       first year,       redeemed
of the original offering                         declining to      within 12
price or redemption                              1% in the         months of
proceeds)                                        sixth year        purchase(2)
                                                 and eliminated
                                                 thereafter(2)
--------------------------------------------------------------------------------
Exchange Fee                     None            None              None
--------------------------------------------------------------------------------
Redemption Fee                   None            None              None

(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page __) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for purchases prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares" below.
(2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares Buying Class C Shares" below.

      o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment advisor, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed" below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.
Annual Fund Operating Expenses (as a percentage of average net assets):

                              Class A            Class B          Class C
                              Shares             Shares           Shares
-------------------------------------------------------------------------------
Management Fees               0.65%              0.65%            0.65%
-------------------------------------------------------------------------------
12b-1 Plan Fees               0.24%              1.00%            1.00%
-------------------------------------------------------------------------------
Other Expenses                0.21%              0.21%            0.21%
-------------------------------------------------------------------------------
Total Fund Operating          1.10%              1.86%            1.86%
 Expenses

      The numbers in the table above are based on the Fund's expenses in its fiscal year ended September 30, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Plan Fees for Class A shares are service fees (which can go up to a maximum of 0.25% of average annual net assets of that class). For Class B and Class C shares, the 12b-1 Plan Fees are service fees (which can go up to a maximum of 0.25% of average net assets of that class), and the asset-based sales charge of 0.75%. These plans are described in greater detail in "How to Buy Shares."

      The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares.

      o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                        1 year      3 years      5 years       10 years*
-------------------------------------------------------------------------------
Class A Shares          $58         $81          $105          $175
-------------------------------------------------------------------------------
Class B Shares          $69         $88          $121          $180
-------------------------------------------------------------------------------
Class C Shares          $29         $58          $101          $218

      If you did not redeem your investment, it would incur the following expenses:

                        1 year      3 years      5 years       10 years*
-------------------------------------------------------------------------------
Class A Shares          $58         $81          $105          $175
-------------------------------------------------------------------------------
Class B Shares          $19         $58          $101          $180
-------------------------------------------------------------------------------
Class C Shares          $19         $58          $101          $218

*In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

      o What Are the Fund's Investment Objectives? The Fund's primary investment objective is to seek a high level of current income primarily by investing in a diversified portfolio of high-yield, lower-rated, fixed-income securities believed by the Manager not to involve undue risk. The Fund has a secondary objective to seek capital growth when consistent with its primary objective.

      o What Does the Fund Invest In? To seek high current income, the Fund anticipates that under normal conditions (when the financial markets are not in a volatile state or experiencing other unusual market or financial conditions) at least 60% of its total assets will be invested in high-yield, lower-rated fixed-income securities, such as long-term debt (commonly referred to as "junk bonds") and preferred stock issues. The Fund's remaining assets may be invested in cash or cash equivalents, or in common stocks and other equity securities when consistent with the Fund's investment objectives or if acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. The Fund may purchase debt and equity securities of U.S. and foreign companies and governments although it presently does not intend that foreign investments will exceed 25% of its net assets. The Fund may also use hedging instruments and some derivative investments to try to manage investment risks or increase income. These investments are more fully explained in "Investment Objectives and Policies," starting on page __.

      o Who Manages the Fund? The Fund's investment adviser or Manager is OppenheimerFunds, Inc. The Manager (including subsidiaries) advises investment company portfolios having over $75 billion in assets at December 31, 1997. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, who is employed by the Manager and who is primarily responsible for the selection of the Fund's securities, is David Negri. The Fund's Board of Trustees, elected by shareholders, oversees the investment advisor and the portfolio manager. Please refer to "How the Fund is Managed" starting on page __ for more information about the Manager and its fees.

     o How Risky is the Fund? All investments carry risks to some degree. The Fund may invest all or any portion of its assets in high-yield, lower-rated fixed-income securities. The primary advantage of high-yield securities is their relatively higher investment return. However, such securities are considered speculative and may be subject to greater market fluctuations and risks of loss of income and principal and have less liquidity than investments in higher-rated securities. Fixed-income securities are also subject to interest rate risks and credit risks which can negatively impact the value of the security and the Fund's net asset value per share. There are certain risks associated with investments in foreign securities, including those related to changes in foreign currency rates, that are not present in domestic securities. These changes affect the value of the Fund's investments and its price per share. In the Oppenheimer funds spectrum, the Fund is generally not as risky as aggressive growth funds, but is more risky than investment grade bond funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases, by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objectives and Policies" starting on page __ and "Investment Risks" starting on page __ for a more complete discussion.

      o How Can I Buy Shares? You can buy shares through your broker, dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page __ for more details.

     o Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B shares and Class C shares. Please review "How to Buy Shares" starting on page __ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

      o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or by writing a check against your current account (available for Class A shares only). Please refer to "How to Sell Shares" on page __. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page __.

      o How Has the Fund Performed? The Fund measures its performance by quoting its yield and total returns, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad-based market indices and narrower market indices, which we have done beginning on page __. Please remember that past performance does not guarantee future results.

Financial Highlights

The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1997, is included in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS                  CLASS A
                                      ------------------------------------------------------------------
                                      YEAR ENDED
                                      SEPTEMBER 30,
                                      1997         1996         1995       1994        1993      1992
========================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning
of period                              $12.92       $12.47       $12.32     $12.90      $12.26    $11.49
--------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                    1.15         1.15         1.05       1.10        1.22      1.41
Net realized and unrealized
gain (loss)                               .57          .44          .14       (.38)        .64       .77
                                     --------     --------    ---------   --------   ---------   -------
Total income from investment
operations                               1.72         1.59         1.19        .72        1.86      2.18
--------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                       (1.15)       (1.14)       (1.04)     (1.10)      (1.22)    (1.41)
Dividends in excess of net
investment income                          --           --           --       (.01)         --        --
Distributions from net
realized gain                              --           --           --         --          --        --
Distributions in excess of
net realized gain                          --           --           --       (.19)         --        --
                                     --------     ---------   ---------   --------   ---------   -------
Total dividends and distributions
to shareholders                         (1.15)       (1.14)       (1.04)     (1.30)      (1.22)    (1.41)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period         $13.49       $12.92       $12.47     $12.32      $12.90    $12.26
                                     ========     ========    =========   ========   =========   =======

========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(6)     13.96%       13.28%       10.09%      5.61%      15.92%    19.94%

========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                       $502,211     $359,208    $255,139    $160,505   $104,465    $47,125
--------------------------------------------------------------------------------------------------------
Average net assets (in thousands)    $425,258     $305,638    $204,917    $135,431   $ 73,334    $28,270
--------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    8.75%        8.97%        8.45%      8.49%       9.52%    11.60%
Expenses                                 1.10%        1.17%        1.18%      1.22%       1.24%     1.35%
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)              136.0%        95.0%        72.5%     108.0%      116.2%    121.5%


1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
3. For the period from November 16, 1987 (commencement of operations) to September 30, 1988.
4. Net investment income would have been $1.41 per share absent the voluntary expense reimbursement, resulting in an expense ratio of 1.25%.
5.    Less than $0.005 per share.
6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                                                    CLASS B                 CLASS C
---------------------------------------------      ---------------------   ---------------------------------------
                                                    YEAR ENDED              YEAR ENDED
                                                    SEPTEMBER 30,           SEPTEMBER 30,
  1991      1990       1980       1988(3)           1997     1996(2)        1997       1996      1995      1994(1)
===================================================================================================================


   $10.46    $11.53     $12.10      $11.43           $12.91    $12.47        $12.91     $12.46    $12.32     $13.13
-------------------------------------------------------------------------------------------------------------------


     1.45      1.43       1.42(4)     1.24             1.05      1.03          1.05       1.06       .95        .75

     1.04     (1.08)      (.43)        .67              .57       .44           .57        .44       .13       (.60)
---------   -------  ---------    --------        ---------   -------      --------   --------   -------   --------

     2.49       .35        .99        1.91             1.62      1.47          1.62       1.50      1.08        .15
-------------------------------------------------------------------------------------------------------------------



    (1.46)    (1.42)     (1.42)      (1.24)           (1.05)    (1.03)        (1.05)     (1.05)     (.94)      (.77)

       --        --         --          --               --        --            --         --        --         --(5)

       --        --       (.14)         --               --        --            --         --        --         --

       --        --         --          --               --        --            --         --        --       (.19)
---------   -------  ---------    --------        ---------   -------      --------   --------   -------   --------

    (1.46)    (1.42)     (1.56)      (1.24)           (1.05)    (1.03)        (1.05)     (1.05)     (.94)      (.96)
-------------------------------------------------------------------------------------------------------------------
   $11.49    $10.46     $11.53      $12.10           $13.48    $12.91        $13.48     $12.91    $12.46     $12.32
=========   =======  =========    ========        =========   =======      ========   ========   =======   ========

===================================================================================================================
    25.62%     3.13%      8.53%      17.29%           13.10%    12.20%        13.12%     12.44%     9.16%      1.11%

===================================================================================================================


  $16,044   $13,910    $20,642     $18,579         $238,505   $82,052      $181,025   $112,945   $64,932    $27,743
-------------------------------------------------------------------------------------------------------------------
  $14,057   $17,163    $21,349     $11,116         $151,197   $33,189      $143,363   $ 89,416   $43,584    $13,693
-------------------------------------------------------------------------------------------------------------------

    13.49%    12.92%     11.87%      11.50%(7)         7.89%     7.90%(7)      7.98%      8.19%     7.63%      7.24%(7)
     1.49%     1.40%      1.19%(4)    1.05%(7)         1.86%     1.97%(7)      1.86%      1.93%     1.95%      1.94%(7)
-------------------------------------------------------------------------------------------------------------------
    114.8%     67.8%      98.5%       31.6%           136.0%     95.0%        136.0%      95.0%     72.5%     108.0%


7.    Annualized.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $1,199,169,080 and $888,395,377, respectively.

Investment Objectives and Policies

Objectives. The Fund has primary and secondary investment objectives. The Fund's primary objective is to seek a high level of current income primarily by investing in a diversified portfolio of high-yield, lower-rated, fixed-income securities believed by the Manager not to involve undue risk. Nevertheless, because the Fund may invest in lower-rated securities without limit, the Fund's investments should be considered speculative. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective. Since market risks are inherent in all securities to varying degrees, there can be no assurance that the Fund will achieve its objectives.

Investment Policies and Strategies. Consistent with its primary investment objective of seeking a high level of current income, the Fund anticipates that under normal conditions at least 60% of the value of its total assets will be invested in high-yield, lower- rated fixed-income securities. The Fund's remaining assets may be held in cash or cash equivalents (commercial paper, Treasury bills and other short-term U.S. Government securities with a maturity of no more than 13 months), or invested in common stock and other equity securities (such as warrants and rights) when such investments are consistent with the Fund's investment objectives or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. The average maturity of the investments in the Fund's portfolio is expected to be between 7 and 15 years. The Fund anticipates it will invest in securities of longer maturity as interest rates decline, and securities of shorter maturity as interest rates rise.

      The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies and derivative investments described below. The Fund's portfolio manager may employ special investment techniques in selecting securities for the Fund. These are also described below. More detailed information may be found about them under the same headings in the Statement of Additional Information.

      o Can the Fund's Investment Objectives and Policies Change? The Fund has investment objectives, which are described above, as well as investment policies it follows to try to achieve its objectives. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objectives are fundamental policies.

       Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act of 1940 to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non- fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

      o How the Fund's Portfolio Securities are Rated. As of September 30, 1997, the Fund's portfolio included corporate bonds in the following Standard & Poor's Corporation ("S&P") rating categories or if unrated, determined by the Manager to be comparable to the category indicated (the amounts shown are the dollar-weighted average values of the bonds in each category measured as a percentage of the Fund's total assets): AAA, 0.1%; BBB, 1.8%; BB, 18.1%; B, 68.6%; CCC, 1.8% and CC, 0.3%. As of September 30, 1997, 9.3% of the Fund's total assets were represented by unrated securities. The allocation of the Fund's assets in securities in the different rating categories will vary over time, and the proportions listed above should not be viewed as representing the Fund's current or future proportionate ownership of securities in particular rating categories. Appendix A to this Prospectus describes the rating categories.

      o Portfolio Turnover. The length of time the Fund has held a security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies and market factors, the Fund will trade its portfolio actively to try to benefit from short-term yield differences among debt securities and as a result the Fund's portfolio turnover may be higher than other mutual funds. This strategy may involve greater transaction costs from brokerage commissions and dealer mark-ups. Many of the securities the Fund purchases are debt securities and the Fund incurs little or no brokerage expenses for such purchases.

      o Foreign Securities. The Fund may purchase debt and equity securities (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign companies or foreign governments or their agencies. The Fund may invest up to 100% of its assets in foreign securities. However, the Fund presently does not intend that such investments will exceed 25% of its net assets. The Fund may purchase securities of companies in any country, developed or underdeveloped. Investments in securities of issuers in underdeveloped and emerging market countries generally involve more risk and may be considered highly speculative. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.

      o Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are options to purchase securities, normally granted to current holders by the issuer. As a matter of fundamental policy, the Fund may invest up to 5% of its assets in warrants and rights. No more than 2% of the Fund's assets may be invested in warrants and rights that are not listed on The New York Stock Exchange or American Stock Exchange. For further details about these investments, see "Warrants and Rights" in the Statement of Additional Information.

      o "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

     The Fund may also enter into "forward roll" transactions with banks or other buyers that provide for future delivery of the mortgage-backed securities in which the Fund may invest. The Fund will identify liquid securities, either debt or equity, with its custodian bank in an amount equal to its purchase payment obligation under the roll. Further details are set forth in the Statement of Additional Information under "Mortgage-Backed Securities."

     o Zero Coupon Securities. The Fund may invest in zero coupon securities issued by the U.S. Treasury or by private issuers. In general, zero coupon U.S. Treasury securities include U.S. Treasury notes and bonds that have been "stripped" of their interest coupons and certificates representing interests in such stripped debt obligations. A zero coupon Treasury security pays no current interest and trades at a deep discount from its face value. It will be subject to greater market fluctuations from changes in interest rates than interest-paying securities. The Fund accrues interest on zero coupon securities without receiving the actual cash. As a result of holding these securities, the Fund could possibly be forced to sell portfolio securities to pay cash dividends or meet redemptions. Zero coupon securities issued by non-government issuers are similar to U.S. Government zero coupon securities. They have an additional risk that the issuing company may fail to pay interest or repay the principal on the obligation.

      o Asset-Backed Securities. The Fund may invest in securities that represent undivided fractional interests in pools of consumer loans, similar in structure to mortgaged-backed securities, described below. Payments of principal and interest on the underlying obligations are passed through to holders of asset- backed securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity, or priority to other assets of the borrower. The degree of credit enhancement varies, and generally applies, until exhausted, to only a fraction of the asset-backed security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may then experience losses or delays in receiving payment and a decrease in the value of the asset-backed security. Further details are set forth in the Statement of Additional Information.

      o Mortgage-Backed Securities and CMOs. The Fund's investments may include securities which represent participation interests in pools of residential mortgage loans, including collateralized mortgage-backed obligations ("CMOs"), which may be issued or guaranteed by (i) agencies or instrumentalities of the U.S. Government (e.g., Ginnie Maes, Freddie Macs and Fannie Maes) or (ii) private issuers. Such guarantees do not extend to the value or yield of the securities the Fund owns or to the Fund's net asset value, but guarantee payments of the loans in the pool. Mortgage- backed securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at lower rates than the original investment, thus reducing the yield of the Fund.

      Some of the CMOs in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. The Fund may also invest in CMOs that are "stripped"; that is, the security is divided into two parts, one of which receives some or all of the principal payments and the other which receives some or all of the interest. The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay interest only are therefore subject to greater price volatility when interest rates change, and have the additional risk that if the underlying mortgages are prepaid, which is more likely to happen if interest rates fall, the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid. Stripped securities that receive principal payments only are also subject to increased volatility in price due to interest rate changes and have the additional risk that the security will be less liquid during demand or supply imbalances.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

      Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income or preservation of capital. The Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques. However, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objectives. When you redeem your shares, they may be worth more or less than what you paid for them.

      o Special Risks of Lower-Rated Securities. The Fund invests in higher-yielding, lower-rated debt securities, commonly known as "junk bonds," because these securities generally offer higher income potential than investment grade securities. There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. Lower-rated securities are also referred to as lower-grade securities. "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by S&P or similar ratings by Fitch Investors Service, Inc., Duff & Phelps, Inc. or other nationally recognized statistical rating organizations. The Fund may invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade and are not regarded as "junk bonds," those securities may be subject to greater market fluctuations and risks of loss of income and principal than higher grade securities and may be considered to have certain speculative characteristics. The Fund may invest in unrated securities that the Manager believes offer yields and risks comparable to rated securities. See "How the Fund's Portfolio Securities are Rated" above.

      The Manager does not rely solely on ratings of securities by rating agencies when selecting investments for the Fund, but evaluates other economic and business factors as well. The Fund may invest in unrated securities that the Manager believes offer yields and risks comparable to rated securities.
High-yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a
relatively   greater   possibility  that  the   issuer's  earnings  may  be
insufficient to make the payments of interest and principal due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. Further, a decline in the high-yield bond market is likely during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield securities and adversely affect the value of outstanding securities and the ability of issuers to repay principal and interest.

      These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in the Statement of Additional Information.

     o Derivative Instruments Risks. There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform because the financial markets, underlying securities, indices or other economic variable may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may trade in the over-the-counter market and may be illiquid. See "Illiquid and Restricted Securities."

      o Hedging Instruments Risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

     Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

     o Interest Rate Risks. Debt securities are subject to changes in value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of outstanding debt securities generally rise. Conversely, when interest rates rise, the values of outstanding debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer. Changes in the value of securities held by the Fund means that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities.

     o Credit Risks. Debt securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds (which are the type of bonds the Fund invests in) are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. Government are subject to little, if any, credit risk if they are backed by the "full faith and credit of the U.S. Government," which in general terms means that the U.S. Treasury stands behind the obligation to pay interest and principal. While the Manager may rely to some extent on credit ratings by nationally recognized rating agencies, such as S&P or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.

     o Stock Investment Risks. The Fund may also invest a limited portion of its assets in common stocks and other equity securities to help achieve its investment objectives. Accordingly, the value of the Fund's portfolio will be affected to a certain degree by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk could affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's equity portfolio securities change. Not all stock prices change uniformly or at the same time, and other factors, not all of which can be predicted, can affect a particular stock's prices.

      o Risks of Foreign Securities. Investing in foreign securities, especially those issued in underdeveloped countries, generally involves special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. If the Fund distributes more income during a period than it earns because of unfavorable currency exchange rates, those dividends may later have to be considered a return of capital. Some of the foreign debt securities the Fund may invest in, such as emerging market debt, have speculative characteristics. More information about the risks and potential rewards of foreign securities is contained in the Statement of Additional Information.

     o Special Risks of Emerging Market Countries. Investments in emerging market countries may involve further risks in addition to those identified above for investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, whereby the Fund might not receive principal and/or income on a timely basis and its net asset value could be affected. There may be a lack of liquidity for emerging market securities; the economies of emerging market countries may be less than stable and significantly affected by adverse economic events; interest rates and foreign currency exchange rates may be more volatile; sovereign limitations on foreign investments may be more likely to be imposed; there may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries.

Investment Techniques and Strategies

The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

      o Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days, because such repurchase agreements may be illiquid. See "Illiquid and Restricted Securities".

      o Temporary Defensive Investments. When the financial markets are in a volatile state or experiencing other unusual market or financial conditions, for temporary defensive purposes, the Fund may invest all or a portion of its assets in defensive securities. Securities selected for defensive purposes may include
(i) obligations issued or guaranteed by the U.S. Government, its instrumentalities or agencies, (ii) certificates of deposit, (iii) bankers' acceptances and other bank obligations, (iv) commercial paper rated in the highest category by an established rating agency, or (v) securities rated "Baa" or higher by Moody's or "BBB" or higher by S&P. In the alternative, the Fund may hold its assets in cash or cash equivalents. While the Fund holds assets in cash, it has no income from such assets while expenses continue. The yield on securities selected for defensive purposes generally will be lower than the yield on lower-rated, fixed-income securities.

     o Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (the Board may increase that limit to 15%). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. Illiquid securities include repurchase agreements maturing in more than seven days or certain participation interests other than those puts exercisable within seven days. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

     o Participation Interests. The Fund may acquire participation interests in loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan and are acquired from banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. The value of loan participations interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by S&P, but may be deemed acceptable credit risks. Participation interests are subject to the Fund's limitations on investments in illiquid securities. See "Illiquid and Restricted Securities."

      o Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, securities indices and securities, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below and in the Statement of Additional Information. The hedging instruments the Fund may use are also described in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

     The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

      Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

      o Futures. The Fund may buy and sell futures contracts but, as a matter of fundamental policy, only if they relate to (1) securities indices (these are referred to as Financial Futures),(2) debt securities (these are referred to as Interest Rate Futures), and (3)commodities (these are referred to as Commodity Futures). These types of Futures are described in "Hedging With Options and Futures Contracts" in the Statement of Additional Information.

     o Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). The Fund may buy calls on debt or equity securities, security indices, foreign currencies, Interest Rate Futures, interest rate and currency spreads, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

     The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy and sell only puts that relate to (1) debt or equity securities, (2) securities indices,(3) foreign currencies, (4) futures contracts, or (5) interest rate and currency spreads. The Fund may buy and sell puts and calls only if certain conditions are met: (1) as a matter of fundamental policy, calls the Fund buys or sells must be listed on a domestic securities or commodities exchange, or quoted on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc.(and as a matter of non- fundamental policy calls may be purchased or sold in the over-the-counter market); (2) in the case of puts and calls on foreign currency, they must be traded on a securities or commodities exchange, or quoted by recognized dealers in those options; (3) as a matter of fundamental policy, each call the Fund writes must be "covered" while it is outstanding: that means the Fund owns the investment on which the call was written; (4) as a matter of fundamental policy, puts the Fund buys and sells must be listed on a domestic securities or commodities exchange or quoted on NASDAQ (and as a matter of non-fundamental policy, puts on securities may be purchased or sold in the over-the-counter market) and any put sold must be covered by segregated liquid assets with not more than 50% of the Fund's assets subject to puts; (5) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; and (6) a call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets. As a matter of fundamental policy, the Fund will not write puts on Interest Rate Futures.

     o Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      o Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (including equity and debt securities of any grade) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

     o Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." The Fund may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. In the broadest sense, derivative investments include exchange-traded options and futures contracts (discussed in "Hedging," above).

      The Fund may invest in different types of derivatives. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to make fixed interest payments and/or to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depends on the performance of one or more market indices, such as the S&P 500 Index. Principal and/or interest payments on a commodity-linked note may depend on the performance of an index of commodity futures, or on the performance of individual commodities such as crude oil, gasoline, natural gas, livestock, agricultural grains, or metals. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

      The Fund may also invest in currency-indexed securities. Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to principal and increased price volatility.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

      o Buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities;

      o Concentrate investments to the extent of 25% of its assets (at the time of investment) in any industry (there is no limitation, however, as to investments in obligations issued by the U.S. Government or any of its agencies or instrumentalities); for purposes of this limitation, utilities will be divided into "industries" according to their services (e.g., gas, gas transmission, electric and telephone utilities will each be considered a separate industry).

      Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes the investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Additional investment restrictions are listed in "Other Investment Restrictions" in the Statement of Additional Information.
How the Fund is Managed

Organization and History. The Fund was organized in 1987 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

     The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund and provides more information about them. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information on voting of shares.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Investment Advisory Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment advisor since 1959. The Manager (including subsidiaries)currently manages investment companies, including other Oppenheimer funds, with assets of more than $75 billion as of December 31, 1997, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     o Portfolio Manager. The Portfolio Manager of the Fund is David P. Negri. Mr. Negri has been the person principally responsible for the day-to-day management of the Fund's since December, 1997. Other members of the Manager's fixed -income portfolio department, particularly Ralph Stellmacher, and portfolio analysts, traders and other portfolio managers having broad experience with domestic and international government and corporate fixed-income securities, provide Mr. Negri with support in managing the Fund's portfolio. Mr. Negri is a Vice President of the Manager and Vice President of the Fund, and also serves as an officer of other Oppenheimer funds. During the past five years, Mr. Negri has also served as an officer and portfolio manager for other mutual funds managed by the Manager (with the Fund, the "Oppenheimer funds").

      o Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.70% of the first $250 million of average annual net assets, 0.65% of the next $250 million of net assets, 0.60% of the next $500 million of net assets, and 0.55% of average annual net assets in excess of $1 billion. The Fund's management fee for its last fiscal year was 0.65% of average annual net assets for its Class A shares, Class B shares and Class C shares.

      The Fund pays expenses related to its daily operations, such as custodian fees, certain Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of the Fund's shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

      There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment advisor.

     o The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

     o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free number shown below under "How to Sell Shares" in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance data may help you see how well your investment has done over time and to compare it to other mutual funds or market indices, as we have done below.

      It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how yields and total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

      o Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

      When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. Total returns may also be quoted "at net asset value", without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for Class B shares or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. However, total returns may also be quoted "at net asset value" without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.

     o Yield. Different types of yields may be quoted to show performance. Each class of shares calculates its standardized yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class paid for a stated period by the maximum offering price on the last day of the period and annualizing the result. Yields for Class A shares normally reflect the deduction of the maximum initial sales charge, but may also be shown without deducting sales charge. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended September 30, 1997, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a narrower market index.

      o Management's Discussion of Performance. The Fund's fiscal year ended September 30, 1997 proved to be a volatile year for fixed-income investors. Amid economic uncertainty, inflation fears and prospects of interest rate increases during the year, the fixed-income market, including high-yield bonds, experienced highs and lows. Overall returns, however, were positive, although the various sectors of the fixed-income market exhibited a disparity in performance, with the average high yield fund significantly outperforming the average U.S. government fund.

      Contributing factors to the overall favorable performance of the high yield market during the past year were a favorable economic climate and resulting healthy corporate cash flows and low default rates. In addition, the high yield market benefited from strong investor flows and a series of merger and acquisition transactions which resulted in deleveraging for many high yield issuers. The Fund performed well on an absolute basis giving its strategy of investing in higher quality high yield bonds. On a relative basis, the Fund under performed its peer group due to its more conservative investment strategy. The Fund's portfolio holdings, allocations and strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until September 30, 1997. In the case of Class A shares, performance is measured from the Fund's inception on November 16, 1987. In the case of Class B shares, performance is measured from the inception of the class on October 2, 1995. In the case of Class C shares, performance is measured from the inception of the class on December 1, 1993. In all cases, all dividends and capital gains distributions were reinvested in additional shares. The graph reflects the deduction of the 4.75% current maximum initial sales charge on Class A shares.

      The Fund's performance is compared to the performance of the Lehman Brothers Corporate Bond Index and the Merrill Lynch High Yield Master Index. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. The Merrill Lynch High Yield Master Index is an index of below investment grade (ratings are generally comparable to below BBB of S&P) U.S. corporate issuers. It is widely recognized as a measure of the U.S. corporate high yield bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments
In:
Oppenheimer Champion Income Fund (Class A)
Lehman Brothers Corporate Bond Index and Merrill Lynch High Yield
Master Market Index

[Graph]

Average Annual Total Returns of Class A Shares of the Fund at 9/30/97(1)

1 Year            5 Year            Life
------            ------            -----
8.55%             10.63%            12.78%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments
In:
Oppenheimer Champion Income Fund (Class B)
Lehman Brothers Corporate Bond Index and Merrill Lynch High Yield Master Market Index

[Graph]

Average Annual Total Returns of Class B Shares of the Fund at 9/30/97(2)

1 Year            Life
------            -----
8.10%             10.89%

Total returns and the ending account values in the graphs reflect reinvestment of all dividends and capital gains distributions.

(1) The inception date of the Fund (Class A shares) was 11/16/87. Performance information for the two indices in the graph begin on 11/1/87. The average annual total returns and ending account value for Class A shares in the graph reflect the reinvestment of all dividends and capital gains distributions and are shown net of the applicable 4.75% maximum initial sales charge. (2) Class B shares were first publicly offered on 10/2/95. Returns are shown net of the applicable 5% and 4% contingent deferred sales charge, respectively, for the one year period and life-of-the- class. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investment in:
Oppenheimer Champion Income Fund (Class C)
Lehman Brothers Corporate Bond Index and Merrill Lynch High Yield Master Market Index

[Graph]

Average Annual Total Return of the Fund at 9/30/97(3)

1 Year            Life
------            -----
12.12%            9.26%

Total returns and the ending account values in the graph reflect reinvestment of all dividends and capital gains distributions.

(3) Class C shares were first publicly offered on 12/1/93. The average annual total returns for the one-year period is shown net of the applicable 1% contingent deferred sales charge.

Past performance is not predictive of future performance.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

      o Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans" defined in "Class A Contingent Deferred Sales Charges" on page __). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

      o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares as described in "Buying Class B Shares" below.

      o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C shares and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in.

     The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

     o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or Class C for which no initial sales charge is paid.

      o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 6 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

      For investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

      o Investing for the Longer Term. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

     o Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting privileges are not available for Class B or Class C shares. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

      o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customer.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

      o With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

      o Under pension, profit-sharing, 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

      o There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

      o How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase and redemption orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

      o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, or have the Transfer Agent send redemption proceeds, or transmit dividends and distributions to your bank account.

      Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

      o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Statement of Additional Information.

      o At What Prices Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by an entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized entity must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

      If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor in its sole discretion may reject any purchase order for the Fund's shares.

Special Sales Charge Arrangements for Certain Persons. Appendix B to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as a commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:
                                            Front-End
                       Front-End            Sales Charge
                       Sales Charge         as a Percentage   Commission as
                       as a Percentage      of Amount         a Percentage
Amount of Purchase     of Offering Price    Invested          of Offering Price
------------------------------------------------------------------------
Less than $50,000       4.75%                4.98%             4.00%
------------------------------------------------------------------------
$50,000 or more but
less than $100,000      4.50%                4.71%             3.75%
------------------------------------------------------------------------
$100,000 or more but
less than $250,000      3.50%                3.63%             2.75%
-------------------------------------------------------------------------
$250,000 or more but
less than $500,000      2.50%                2.56%             2.00%
-------------------------------------------------------------------------
$500,000 or more but
less than $1 million 2.00%                   2.04%             1.60%
-------------------------------------------------------------------------

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

      o  purchases aggregating $1 million or more;

      o purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan, employee benefit plan, group retirement plan (see "How to Buy Shares-Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"), that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more;

      o purchases by an OppenheimerFunds  Rollover IRA if the purchases are made
(1) through a broker, dealer, bank or registered investment advisor that has made special arrangements with the Distributor for these purchases, or (2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases; or

      o purchases by a retirement plan qualified under section 401(a) or 401(k) if the retirement plan has total assets of $500,000 or more.

      The Distributor pays dealers of record commissions on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts; and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

      If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original offering price (which is the original net asset value) of the redeemed shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

     In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 12 calendar months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

      o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

      Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

      o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o  the Manager or its affiliates;

      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

      o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

      o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

      o employees and registered representatives (and their spouses and minor children) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged a transaction fee by their dealer, broker, financial intermediary or advisor for the purchase or sale of Fund shares);

      o (1) investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; and (3) clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o accounts for which Oppenheimer Capital is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

     o any unit investment trust that has entered into an appropriate agreement with the Distributor; or

      o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commenced by December 31, 1996.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

      o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver; or

      o shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies" below);

      o if, at the time of purchase of shares (prior to May 1, 1997), the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

     o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997), the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

      o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or(11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds IRA;

      o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

      o for distribution from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

      o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below. The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since Beginning of            Contingent Deferred Sales Charge on
Month in Which Purchase             Redemptions in that Year(As % of
Order Was Accepted                  Amount Subject to Charge)
-----------------------------------------------------------------
0 - 1                               5.0%
------------------------------------------------------------------
1 - 2                               4.0%
-------------------------------------------------------------------
2 - 3                               3.0%
------------------------------------------------------------------
3 - 4                               3.0%
------------------------------------------------------------------
4 - 5                               2.0%
------------------------------------------------------------------
5 - 6                               1.0%
------------------------------------------------------------------
6 and following                     None

      In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

     o Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate or reimburse the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the service fee and asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

     Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

      The Distributor uses the service fee to compensate dealers for providing personal services and account maintenance services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

     The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B shares.

      The Distributor pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge. The Distributor may pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. The Distributor may pay the Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. Therefore, those expenses may be carried over and paid in future years. At September 30, 1997, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $8,892,028(equal to 3.73% of the Fund's net assets represented by Class B shares on that date), which have been carried over into the present Plan year. At September 30, 1997, the end of the Class C Plan year, the
Distributor had incurred unreimbursed expenses under the Class C Plan of $2,190,010 (equal to 1.21% of the Fund's net assets represented by Class C shares on that date), which have been carried over into the present Plan year.

      o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B or Class C contingent deferred sales charge, you must notify the Transfer Agent which conditions apply.

      Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

      o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

      o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary(the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

      o  returns of excess contributions to Retirement Plans;

      o distributions from retirement plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;

     o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

      o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k)plans(1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;(5) for separation from service; or (6) for loans to participants or beneficiaries.

      Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      o  shares sold to the Manager or its affiliates;

      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

     o shares  issued in plans of  reorganization  to which the Fund is a party;
and

      o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchasing shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please call the Transfer Agent for more information.

      AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

     o Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

     o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

      o Purchasing  Shares. You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

      o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares" below, for details.

     o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares" below for details.

Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. In 1998, the Transfer Agent anticipates offering certain account transactions through the Internet Web Site. To find out more information about those transactions and procedures, please visit the Web Site.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis:

      o Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

      o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of the same class of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses and SIMPLE IRAs offered by employers

      o  403(b)(7)   Custodial  Plans  for  employees  of  eligible   tax-exempt
organizations, such as schools, hospitals and charitable organizations

     o SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment o Pension and Profit-Sharing Plans for self-employed persons and other employers

      o  401(k) prototype retirement plans for businesses

      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, or by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      o Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

      o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

     o You wish to redeem more than $50,000 worth of shares and receive a check

     o The redemption check is not payable to all shareholders listed on the account statement

     o The redemption check is not sent to the address of record on your account statement

     o Shares are being transferred to a Fund account with a different owner or name

     o Shares are redeemed by someone other than the owners (such as an Executor)

     o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

      o  Your name

      o  The Fund's name

      o  Your Fund account number (from your account statement)

      o  The dollar amount or number of shares to be redeemed

      o  Any special payment instructions

      o  Any share certificates for the shares you are selling

     o The signatures of all registered owners exactly as the account is registered, and

      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217

Send courier or Express Mail requests to:
OppenheimerFunds Services
10200 E. Girard  Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your request must be received by the Transfer Agent or its agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

      o  To redeem shares through a service representative, call 1-
800-852-8457

      o  To redeem shares automatically on PhoneLink, call 1-800-
533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds transferred to that bank account.

      o Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone once in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

      o Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in one of the other Oppenheimer funds, you may call 1-800-525-7048 to request checkwriting for an account in this Fund that has the same registration as that other fund account.

      o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.

      o Checkwriting privileges are not available for accounts holding Class B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.

      o  Checks must be written for at least $100.

     o Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.

      o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
      o Don't use your checks if you changed your Fund account number.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence.

      o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.

      o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.

      o You must meet the minimum purchase requirements for the fund you purchase by exchange.

     o Before exchanging into a fund, you should obtain and read its prospectus.

     Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares which are considered to be "Class A shares" for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

     o Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

     o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800- 852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

      There are certain exchange policies you should be aware of:

      o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

      o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

      o Net asset value per share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

      o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      o Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

      o The  Transfer  Agent will  record  any  telephone  calls to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

      o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

      o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by federal funds wire, certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

      o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

      o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

      o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on each regular business day and pays those dividends to shareholders monthly. Normally, dividends are paid on or about the last business day of every month, but the Board of Trustees can change that date. Distributions may be made monthly from any net short-term capital gains the Fund realizes in selling securities. Dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year which is September 30th. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     o Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

     o Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.

     o Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

     o Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in the same class of shares of another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. So that the Fund will not have to pay taxes on the amounts it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although it reserves the right not to qualify in a particular year.

      o "Buying a Distribution". If you buy shares on or just before the date the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a capital gain.

      o Taxes on Transactions. Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

      o Return of Capital. In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

APPENDIX A

                            DESCRIPTION OF RATINGS

                        Categories of Rating Services

         Description of Moody's Investors Service, Inc. Bond Ratings

      Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

      A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      The investments in which the Fund will principally invest will be in the lower-rated categories described below.

      Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

      Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

      C: Bonds which are rated "C" are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Bond Ratings

     AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA: Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

      A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

      The investments in which the Fund will principally invest will be in the lower-rated categories, described below.

      BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

      BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C:  Bonds on which no interest is being paid are rated "C".

     D: Bonds rated "D" are in payment default and payment of interest and/or repayment of principal is in arrears.

Fitch Investors Service, Inc.

Investment Grade Bond Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade Bond Ratings

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA," "DDD," "DD," or "D" categories.

Duff & Phelps' Ratings

Long-Term Debt and Preferred Stock

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments.

DP Preferred stock with dividend arreages.

APPENDIX B

        Special Sales Charge Arrangements for Shareholders of the Fund
          Who Were Shareholders of the Former Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Growth & Income Fund, Oppenheimer Quest Opportunity Value Fund, Oppenheimer Quest Small Cap Value Fund and Oppenheimer Quest Global Value Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Value Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax- Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii)purchased by such shareholder by exchange of shares of other Oppenheimer funds that were acquired pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

     o Reduced Class A Initial Sales Charge Rates for Certain Former Quest Shareholders

      o Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                              Front-End         Front-End
                              Sales             Sales
                              Charge            Charge            Commission
                              as a              as a              as
                              Percentage        Percentage        Percentage
Eligible Employees            of Offering       of Amount         of Offering
or Members                    Price             Invested          Price
----------------------------------------------------------------------------
9 or fewer                    2.50%             2.56%             2.00%
----------------------------------------------------------------------------
At least 10 but not
 more than 49                 2.00%             2.04%             1.60%

      For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on page __ of this Prospectus.

      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

      o Waiver of Class A Sales Charges for Certain Shareholders. Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

     o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      o Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

     o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."

Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

     o Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, B or C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, B or C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Oppenheimer Champion Income Fund
6803 South Tucson Way
Englewood, Colorado 80112

Investment Advisor
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

OppenheimerFunds Internet Web Site
http://www.oppenheimerfunds.com

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, NY  10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

PR0190.001.0198         *Printed on recycled paper

                          APPENDIX TO PROSPECTUS OF
                       OPPENHEIMER CHAMPION INCOME FUND

Graphic  material  included in Prospectus of Oppenheimer  Champion  Income Fund:
"Comparison  of  Change  in  Value  of a  $10,000  Hypothetical  Investment  in:
Oppenheimer Champion Income Fund, Lehman Bros. Corporate Bond Index and Merrill Lynch High Yield Master Index."

      A linear graph will be included in the Prospectus of Oppenheimer Champion Income Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund through 9/30/97 from, in the case of Class A shares, the period since the inception of the Fund (11/16/87) and in the case of Class B and Class C shares, the period from the inception of each class (Class B, 10/2/95 and Class C, 12/1/93). The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Bros. Corporate Bond Index and the Merrill Lynch High Yield Master Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including descriptions of the Lehman Bros. Corporate Bond Index and the Merrill Lynch High Yield Master Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

                                                            Merrill
Fiscal               Oppenheimer       Lehman               Lynch
Period               Champion          Bros. Corp.          High Yield
Ended                Income Fund A     Bond Index           Master Index
---------            --------------    ------------         --------------
11/16/87             $ 9,525            $10,000             $10,000
09/30/88*            $11,172            $11,014             $11,232
09/30/89             $12,124            $12,313             $12,156
09/30/90             $12,505            $13,075             $11,490
09/30/91             $15,708            $15,302             $14,640
09/30/92             $18,839            $17,530             $17,973
09/30/93             $21,839            $19,665             $20,646
09/30/94             $23,066            $18,783             $21,390
09/30/95             $25,393            $21,975             $24,501
09/30/96             $28,765            $23,018             $27,052
09/30/97             $32,782            $25,511             $30,924

*For the period from November 16, 1987 (commencement of operations) to September 30, 1988.

                                                            Merrill
Fiscal               Oppenheimer       Lehman               Lynch
Period               Champion          Bros. Corp.          High Yield
Ended                Income Fund B     Bond Index           Master Index
---------            --------------    ------------         --------------
10/2/95*             $10,000            $10,000             $10,000
09/30/96             $11,220            $10,475             $11,041
09/30/97             $12,290            $11,609             $12,622

* Class B shares of the Fund were first publicly offered on October 2, 1995.

                                                            Merrill
Fiscal               Oppenheimer       Lehman               Lynch
Period               Champion          Bros. Corp.          High Yield
Ended                Income Fund B     Bond Index           Master Index
---------            --------------    ------------         --------------

12/1/93*             $10,000            $10,000             $10,000
09/30/94             $10,112            $ 9,622             $10,114
09/30/95             $11,038            $11,256             $11,585
09/30/96             $12,410            $11,791             $12,791
09/30/97             $14,039            $13,068             $14,622

*Class C shares of the Fund were first publicly offered on December 1, 1993.

Oppenheimer Champion Income Fund

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated January 15, 1998

      This Statement of Additional Information of Oppenheimer Champion Income Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 15, 1998. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

CONTENTS
                                                                           Page
About the Fund

Investment Objectives and Policies...........................................2
     Investment Policies and Strategies......................................2
     Other Investment Techniques and Strategies..............................8
     Other Investment Restrictions..........................................21
How the Fund is Managed.....................................................22
     Organization and History...............................................22
     Trustees and Officers of the Fund......................................23
     The Manager and Its Affiliates.........................................28
Brokerage Policies of the Fund..............................................30
Performance of the Fund.....................................................31
Distribution and Service Plans..............................................36


About Your Account

How To Buy Shares...........................................................38
How To Sell Shares..........................................................47
How To Exchange Shares......................................................51
Dividends, Capital Gains and Taxes..........................................53
Additional Information About the Fund.......................................54


Financial Information About the Fund

Independent Auditors' Report................................................55
Financial Statements........................................................56


Appendix:  Corporate Industry Classifications..............................A-1

ABOUT THE FUND

Investment Objectives And Policies

Investment Policies and Strategies. The investment objectives and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objectives. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

      The Fund seeks to attain its primary objective of a high level of current income by investing mainly in a diversified portfolio of high yield fixed-income securities. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective. High yield bonds generally offer a higher yield to maturity than bonds with higher ratings as compensation for holding an obligation generally considered to be of greater risk. However, actual losses resulting from the default of high yield bonds has been low relative to the outstanding values of those bonds. In addition to offering higher absolute returns, high yield securities have greater potential than high-grade bonds for better relative performance if their credit quality improves.

      The Fund's investment advisor, OppenheimerFunds, Inc. (the "Manager"), evaluates the investment merits of fixed-income securities primarily through the exercise of its own investment analysis. This may include consideration of the financial strength of the issuer, including its historical and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of assets in relation to historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of the issuer and its continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities, and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

      o Investment Risks of Fixed-Income Securities. All fixed-income securities (other than U.S. Government securities) are subject to one or more of the following types of risks: credit risk, interest rate risk and foreign exchange risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower- grade bonds are subject to credit risk to a greater extent than lower yielding, investment grade bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values. Foreign exchange risk refers to the fluctuation in value of a foreign currency in which certain investments of the Fund are denominated compared to the U. S. dollar.

      As stated in the Prospectus, the investments in which the Fund will principally invest will be in the lower rating categories. The Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's or other recognized rating services. The Manager will not rely solely on the ratings assigned by rating services and may invest, without limit, in unrated securities which offer, in the opinion of the Manager, yields and risks comparable to those of rated securities in which the Fund may invest.

      Some of the principal risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination of the holder's claims to the prior claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. Some high yield bonds pay interest in kind rather than in cash.

      As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. In addition, in recent years there have been several Congressional attempts to limit the use or limit tax and other advantages of high yield bonds. If enacted, such proposals could adversely affect the value of these securities and consequently the Fund's net asset value per share. For example, federally insured savings and loan associations have been required to divest their investments in high yield securities.

     o Zero Coupon Securities. The Fund may invest in zero coupon securities issued by the U.S. Treasury or by private issuers, such as corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. These securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. However, the yield to maturity on a zero coupon security is "locked in" if the security is held to maturity. If a zero coupon security is held to maturity, there is no risk of having to reinvest periodic interest payments in securities having lower rates.

     Because the Fund accrues taxable income from zero coupon securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, and the amount of cash income the Fund receives from other investments and the sale of shares. In either case, cash distributed or held by the Fund that is not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.

     o Warrants and Rights. The Fund may, to the limited extent described in the Prospectus, invest in warrants and rights. Their prices do not necessarily move parallel to the prices of the underlying securities. The amount paid for a warrant will be lost unless the warrant is exercised prior to expiration. Rights are similar to warrants but normally have a short maturity and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      o Foreign Securities. As noted in the Prospectus, the Fund may invest in securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or other "Receipts" that are listed only on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers the Fund potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not move in a manner parallel to U.S. markets.

      o Risks of Foreign Investing. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity in foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      o Special Risks of Emerging Market Countries. Investments in emerging market countries may involve further risks in addition to those identified above for investments in foreign securities. Securities issued by emerging market countries and by companies located in those countries may be subject to extended settlement periods, whereby the Fund might not receive principal and/or income on a timely basis and its net asset value could be affected. There may be a lack of liquidity for emerging market securities because emerging markets generally have smaller, less developed trading markets and exchanges (so that the Fund may not be able to dispose of those securities rapidly and at a reasonable price); interest rates and foreign currency exchange rates may be more volatile; sovereign limitations on foreign investments may be more likely to be imposed; there may be significant balance of payment deficits; and their economies and markets may respond in a more volatile manner to economic changes than those of developed countries.

      o Asset-Backed Securities. These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

      o Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans which may or may not be guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. The mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g. direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Bank); and some are backed by only the credit of the issuer itself. Any such guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares.

      The yield of a mortgage-backed security is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is influenced by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund on the security backed by the pool to differ from the yield calculated on the basis of the expected average life of the pool.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a basis comparable to the rise in value of other debt securities because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at a time of higher or lower prevailing rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

     The Fund may invest in "stripped" mortgage backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "I/O" class), while the other class will receive all of the principal (the "principal-only" or "P/O" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the I/O security. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

     o Government National Mortgage Association ("Ginnie Mae") Certificates. Certificates of the Government National Mortgage Association ("Ginnie Mae Certificates") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. The Ginnie Mae Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether the mortgagor actually makes the payments.

      The National Housing Act authorizes Ginnie Mae to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The Ginnie Mae guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Mae is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

      The average life of a Ginnie Mae Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the Ginnie Mae guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

      o Federal National Mortgage Association ("Fannie Mae") Securities. The Federal National Mortgage Association ("Fannie Mae") was established to create a secondary market in mortgages insured by the FHA. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae Certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. Government.

      o Federal Home Loan Mortgage Corporation ("Freddie Mac") Securities. The Federal Home Loan Mortgage Corporation ("Freddie Mac") was created to promote development of a nationwide secondary market for conventional residential mortgages. Freddie Mac issues two types of mortgage pass-through securities ("Freddie Mac Certificates"): mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs"). PCS resemble Ginnie Mae Certificates in that each represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHMLC guarantees timely monthly payment of interest on PCS and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. Government.

     o Participation Interests. The Fund may invest in participation interests, subject to the limitation on its net assets that may be invested in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by the issuing bank in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The Fund must look to the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund would experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the bank to perform its obligations in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

     o  Brady   Bonds.   The  Fund  may   invest  in  U.S.   dollar-denominated,
collateralized Brady Bonds. These debt obligations of foreign entities may be fixed-rate par bonds or floating rate discount bonds and are generally collateralized in full as to principal due at maturity by U. S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon Treasury securities held as collateral for the payment of principal will not be distributed to investors nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans to public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Other Investment Techniques and Strategies

      o Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of the Fund's net assets. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives from the borrower an amount equal to the dividends declared or interest paid on the loaned securities during the term of the loan as well as the interest on securities used as collateral less any finders' fees, administrative or other fee the Fund pays in connection with the loan. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative or other fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter. The Fund presently does not loan portfolio securities but if it should, the Fund does not expect that the value of securities loaned will exceed 5% of the value of the Fund's total assets.

      o Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net worth of at least $50 million and which has been designated a primary dealer in government securities) for delivery on an agreed-on future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      o Restricted and Illiquid Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

      o "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a delayed delivery basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or delayed delivery refers to securities whose terms and indenture are available and for which a market
exists,  but  which  are  not  available  for  immediate  delivery.   When  such
transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Such securities may bear interest at a lower rate than longer-term securities. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally not more than 120 days from the date the offer is accepted), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will identify to its custodian liquid assets at least equal to the value of purchase commitments until payment is made.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      To the extent the Fund engages in when-issued and delayed delivery transactions, it generally will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund generally enters into such transactions with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

     When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

      o Hedging. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Interest Rate Futures or Financial Futures (together with Interest Rate Futures, "Futures"), (ii) buy puts on securities indices or on securities, (iii) write covered calls on securities, securities indices or on Futures, or (iv) purchase Futures to hedge the value of certain assets whose values decline as interest rates decline. When hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing particular debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (i) buy Futures, or (ii) buy calls on Futures, securities indices or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) purchase puts on that foreign currency, (b) write calls on that currency or (c) enter into Forward Contracts.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money," that is, exercisable below (for a put) or above (for a call) the market price of the underlying security. For any OTC option the Fund writes, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities) the amount of assets used to cover OTC options it has written, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is "in-the-money." The Fund will also treat as illiquid any OTC option held by it. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objectives, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

      o Futures. The Fund may buy and sell Interest Rate Futures and Financial Futures. Interest Rate Futures obligate one party to deliver and the other to take a specific debt security at a specified price on a specified date. No monetary amount is paid or received by the Fund on the purchase or sale of an Interest Rate Future. The obligations underlying the Interest Rate Futures may be satisfied by actual delivery of the security or by entering into an offsetting contract.

      Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized. Although Interest Rate Futures, by their terms, call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      Financial Futures are similar to Interest Rate Futures except that settlement is made in cash, and net gain or loss on options on Financial Futures depends on price movements of the securities included in the index. The strategies which the Fund employs regarding Financial Futures are similar to those described herein with regard to Interest Rate Futures.

      o Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

      There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To attempt to limit its exposure to loss under Forward Contracts in a particular foreign currency, the Fund limits its use of these contracts to the amount of its assets denominated in that currency or denominated in a closely-correlated foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures.

     The Fund may also enter into a forward contract to sell a foreign currency other than that in which the underlying security is denominated. This is done in the expectation that there is a significant correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." A cross hedge may be established with the U.S. dollar as the base currency or with another currency closely correlated with the U. S. dollar as the base currency.

      The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they may limit any potential gain that might result should the value of the currencies increase. At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or closely correlated currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

      The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount (or for a fixed amount of another currency closely correlated with the U.S. dollar) where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

      The Fund's Custodian will place cash or liquid securities of any type in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts to cover its short positions. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

      The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

      The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Contracts are not traded on an exchange and therefore, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is also the subject of the hedge. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities or other assets denominated in these currencies provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess.

      o Writing and Purchasing Calls. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

      The Fund may write and purchase calls on foreign currencies. A call written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or Government Securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

      When the Fund buys a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on Interest Rate Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on Futures are similar to calls on debt securities or futures contracts except that all settlements are in cash (rather than by the Fund's delivery of the underlying investment) and gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual securities or futures contracts. The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies. When the Fund buys a call on an Interest Rate Future it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference.

      o Writing and Purchasing Puts. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. As noted above under "Writing and Purchasing Calls," an additional reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Writing a put, covered by segregated liquid assets equal to the exercise price of the put, has the same economic effect to the Fund as writing a covered call.

      The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put option is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the then market value of the underlying investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow with its Custodian liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As with writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed to the shareholders of the Fund, are taxable as ordinary income.

      When the Fund buys a put, it pays a premium and has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

      Puts on Interest Rate Futures are similar to puts on debt securities or futures contracts except that all settlements are in cash (rather than by the Fund's delivery of the underlying investment) and gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual securities or futures contracts. Purchasing a put on either Futures or on securities it does not own permits the Fund either to resell the put or, if applicable, to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on a Future or security not held by it, the put protects the Fund to the extent that the prices of the underlying Future or securities move in a similar pattern to the prices of the securities in the Fund's portfolio.

     o Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. The interest rate risk of a swap is that the Fund will incur a net payment obligation as a result of movements in interest rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its assets in interest rate swap transactions.

      o Additional Information about Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

      The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on debt securities may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investment for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put, a call, or a related investment in connection with the exercise of a put or call. Such commissions may be higher on a relative basis than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related option premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

      Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or futures brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund or having an affiliated investment advisor. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

      o Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax).

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

      o Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against declines in the value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      If the Fund uses hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying Futures and/or calls on such Futures, on securities or on securities indices, it is possible that the market may decline. If the Fund then concludes not to invest in securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Other Investment Restrictions

The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objectives cannot be changed without the vote of a "majority" of the Fund's outstanding voting seUnder the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
(ii) more than 50% of the outstanding shares.

      Under these additional restrictions, the Fund cannot:

      (1) invest in real estate, but the Fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

      (2) buy securities on margin or engage in short sales, except that the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use as permitted by any of its other fundamental policies;

      (3) mortgage, hypothecate or pledge any of its assets; however, this does not prohibit the escrow arrangements contemplated in connection with the use of Hedging Instruments;

      (4) underwrite securities of any issuer if those officers and trustees or directors of the Fund or its advisor owning individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      (5) invest in mineral-related programs or leases;

      (6) invest in companies for the primary purpose of acquiring control of management thereof;

      (7) invest in other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

      (8) borrow money in excess of 10% of the value of its assets (the Fund may borrow only as a temporary measure for emergency purposes) or make any investment at a time during which borrowing exceeds 5% of the value of its assets;

      (9) make loans, except through the purchase of portfolio securities subject to repurchase agreements or through loans of portfolio securities as described above under "Loans of Portfolio Securities";

      (10) invest in commodities or commodity contracts; however, the Fund may buy and sell any of the Hedging Instruments which it may use as permitted by any of its other policies, whether or not such Hedging Instrument is considered to be a commodity or commodity contract, subject to the restrictions and limitations stated under "Hedging" and in this Prospectus; or

      (11) invest more than 5% of the Fund's net assets in securities of companies (including predecessors) that have operated less than three years.

      For purposes of the Fund's policy not to concentrate described under "Other Investment Restrictions" in the Prospectus, the Fund has adopted the industry classifications set forth in the Appendix to this Statement of Additional Information. This is not a fundamental policy.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      Each Share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal.

      The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

      The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Fund, and any shareholder of the Fund, agrees under the Fund's Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand which may arise out of any dealings with the Fund, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees And Officers Of The Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. All of the Trustees are also Trustees, Directors or Managing General Partners of Centennial America Fund, L.P., Centennial California Tax Exempt Trust, Centennial Government Trust, Centennial Money Market Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust, Oppenheimer Cash Reserves, Oppenheimer Equity Income Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer High Yield Fund, Oppenheimer Limited-Term Government Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Municipal Fund, Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and The New York Tax-Exempt Income Fund, Inc., (the "Denver-based Oppenheimer funds"), except for (i) Mr. Fossel who is a Trustee, Director or Managing General Partner of all the Denver-based Oppenheimer funds except Centennial New York Tax Exempt Trust and Centennial America Fund L.P.,
(ii) Ms. Macaskill who is a Trustee, Director or Managing General Partner of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Panorama Series Fund, Inc., Oppenheimer Strategic Income Fund and Oppenheimer Variable Account Funds, and (iii) Mr. Bowen who is a Trustee, Director or Managing General Partner of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Panorama Series Fund, Inc., Oppenheimer Strategic Income Fund, Oppenheimer Variable Account Funds, Centennial New York Tax Exempt Trust and Centennial America Fund L.P. Ms. Macaskill is President and Mr. Swain is Chairman and CEO of the Denver-based Oppenheimer funds. Messrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. As of January 1, 1998, the Trustees and officers of the Fund as a group owned less than 1% of the Fund's outstanding Class A shares, none of the Fund's outstanding Class B shares and none of the Fund's outstanding Class C shares. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the Trustees and officers listed below, Ms. Macaskill and Mr. Donohue, are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed below.

ROBERT G. AVIS, Trustee*, Age 66
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

WILLIAM A. BAKER, Trustee, Age 82
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

GEORGE C. BOWEN, Vice President, Treasurer, Assistant Secretary and Trustee*, Age 61 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July
1991)and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); an officer of other Oppenheimer funds.

CHARLES CONRAD, JR., Trustee, Age 67
1501 Quail Street, Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

JON S. FOSSEL, Trustee, Age 55
P.O. Box 44, Mead Street, Waccabuc, New York  10597
Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company, and Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager.

SAM FREEDMAN, Trustee, Age 57
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OppenheimerFunds, Inc.

RAYMOND J. KALINOWSKI, Trustee, Age 68
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company).

C. HOWARD KAST, Trustee, Age 76
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee, Age 76
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

BRIDGET A. MACASKILL, President and Trustee*, Age 49
Two World Trade Center, New York, New York  10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager and Chief Executive Officer (since September 1995); President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director (since October 1990) of OAC;
President  (since  September  1995)  and a  director  (since  November  1989) of
Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July
1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.

NED M. STEEL, Trustee, Age 82
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado.

JAMES C. SWAIN, Chairman, Chief Executive Officer and Trustee*, Age 64 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"), and Chairman of the Board of SSI.

ANDREW J. DONOHUE, Vice President and Secretary, Age 47
Two World Trade Center, New York, New York  10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President (since September 1993), and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President and a director of Oppenheimer Real Asset Management, Inc. (since July
1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; Vice President of OFIL and Oppenheimer Millennium Funds plc (since October
1997); an officer of other Oppenheimer funds.

RALPH W. STELLMACHER, Vice President and Portfolio Manager; Age 39
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager (since March 1993); an officer of other Oppenheimer funds.

DAVID P. NEGRI, Vice President and Portfolio Manager; Age 43
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager (since June 1989); an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer, Age 39
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

SCOTT  T. FARRAR, Assistant Treasurer, Age 32
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

ROBERT G. ZACK, Assistant Secretary, Age 49
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of SSI (since May 1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.
---------------------
* A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.


      o Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Messrs. Swain and Bowen) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during fiscal year ended September 30, 1997. The compensation from all of the other Denver-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee, managing general partner or member of a committee of the Board of those funds during the calendar year 1997.


                              Total Compensation
                              Aggregate               From All
                              Compensation            Denver-based
Name and Position             from the Fund           Oppenheimer funds(1)

Robert G. Avis                $593                    $63,501
  Trustee

William A. Baker              $815                    $77,502
  Audit and Review
  Committee Ex-Officio
  Member(2) and Trustee

Charles Conrad, Jr.           $763                    $72,000
  Trustee(3)


Jon S. Fossel                 $428                    $63,277
  Trustee


Sam Freedman                  $512                    $66,501
  Audit and Review
  Committee Member(2)
  and Trustee

Raymond J. Kalinowski         $712                    $71,561
  Audit and Review
  Committee Member(2)
  and Trustee

C. Howard Kast                $762                    $76,503
  Audit and Review
  Committee Chairman(2)
  and Trustee

Robert M. Kirchner            $763                    $72,000
  Trustee(3)

Ned M. Steel                  $593                    $63,501
 Trustee
-------------------------------------
(1) For the 1997 calendar year.
(2) Committee positions effective July 1, 1997.
(3) Prior to July 1, 1997, Messrs. Conrad and Kirchner were also members of the Audit and Review Committee.


      o Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables Trustees to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under this plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under this plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under this plan will not materially affect the Fund's assets, liabilities or net income per share. This plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may, without shareholder approval and notwithstanding its fundamental policy restricting investments in other open-end investment companies, as described above on page 21, invest in the funds selected by the Trustee under this plan for the limited purpose of determining the value of the Trustees' deferred fee accounts.


      o Major Shareholders. As of January 1, 1998, no person owns of record or is known by the Fund to own beneficially 5% or more of the Fund as a whole or the Fund's outstanding Class A, Class B or Class C shares, except Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246, which was the record owner of 1,493,601.046 Class B shares (approximately 7.20% of Class B shares outstanding) and 2,539,759.146 Class C shares (approximately 17.93% of the Class C shares then outstanding).


The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom serve as officers of the Fund and three of whom (Ms. Macaskill and Messrs. Bowen and Swain) serve as Trustees of the Fund.


      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

      o The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

     Expenses not expressly assumed by the Manager under the Investment Advisory Agreement or by the Distributor are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal years ended September 30, 1995, 1996 and 1997, the management fees paid by the Fund to the Manager were, $1,728,602, $2,902,865 and $4,685,210, respectively.

      The Investment Advisory Agreement contains no expense limitation. However, because of state regulations limiting the fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

      The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions on its part with respect to any matters to which the Investment Advisory Agreement relates. The Agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor. If the Manager shall no longer act as investment advisor to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

     o The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended September 30, 1995, 1996 and 1997, the aggregate amount of sales charge on sales of the Fund's Class A shares was $2,642,892, $2,709,849 and $2,874,912, respectively, of which the Distributor and an affiliated broker-dealer retained $650,296, $693,681 and $777,402 in those respective years. For the fiscal years ended September 30, 1997, the contingent deferred sales charge collected by the Distributor on the redemption of Class B shares totaled $227,303. For the fiscal year ended September 30, 1997, the contingent deferred sales charge collected by the Distributor on the redemption of Class C shares totaled $57,602. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.

     o The Transfer Agent. OppenheimerFunds Services, the Fund's transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund


Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The Investment Advisory Agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the Investment Advisory Agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter and purchases from dealers include a spread between the bid and the asked price.


      Under the Investment Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

      Although the Manager may use brokers to execute transactions for the Fund, many of the trades contemplated by the Manager will be conducted directly with dealers. Dealer transactions are considered "principal transactions" because dealers trade directly for their own account from their own inventory of securities. Consequently, dealer trades or principal transactions do not involve brokerage commissions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the Investment Advisory Agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities and otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees permits the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board also permits the Manager to use stated commissions on secondary fixed-income trades to obtain research where the broker has represented to the Manger that (i) the trade is not from the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information to the Board of Trustees as to the commissions paid to brokers furnishing such services together with the Manager's representation that the amount of such commission was reasonably related to the value or benefit of such services.

      During the Fund's fiscal years ended September 30, 1995, 1996 and 1997, total brokerage commissions paid by the Fund (not including any spreads or concessions on principal transactions on a net trade basis) amounted to $41,266, $18,000 and $70,843, respectively. During the fiscal year ended September 30, 1997, $8,596 was paid to brokers as commissions in return for research services; the aggregate dollar amount of these transactions was $3,238,886. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.

Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      o  Yields

     o Standardized Yields. The "standardized yield" (referred to as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below. It is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission designed to assure uniformity in the way that all funds calculate their yields:

                                             a-b       6
                   Standardized Yield = 2 ((------ + 1) - 1)
                                              cd


      The symbols above represent the following factors:

     a    = dividends and interest earned during the 30-day period.
     b    = expenses accrued for the period (net of any expense reimbursements).
     c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
     d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period. For the 30-day period ended September 30, 1997, the standardized yields for the Fund's classes of shares were as follows:

                  Without Deducting Sales Charge  With Sales Charge Deducted
      Class A           7.45%                         7.09%
      Class B           6.68%                         N/A
      Class C           6.69%                         N/A

      o Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield =              Dividends paid x 12
                  ---------------------------------------------
                      Maximum Offering Price (payment date)


      The maximum offering price for Class A shares includes the maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      The dividend yields for the dividend period ended September 30, 1997 were as follows:

            Without Deducting Sales Charge   With Sales Charge Deducted
      Class A           7.56%                         7.20%
      Class B           6.85%                         N/A
      Class C           6.85%                         N/A

      o  Total Return Information

     o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                    ( ERV ) 1/n
                    (-----) -1 = Average Annual Total Return
                    (  P  )


      o Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                             ERV - P
                             ------- = Total Return
                                P


     In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of a contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth year, 2.0% for the fifth year and 1.0% for the sixth year, and none thereafter, is applied, as described in the Prospectus. For Class C shares, the payment of the 1% contingent deferred sales charge for the first 12 months is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.


       The average annual total returns on an investment in Class A shares of the Fund for the one and five year periods ended September 30, 1997 and for the period from November 16, 1987 through September 30, 1997 were 8.55%, 10.63% and 12.78%, respectively. The average annual total returns on an investment in Class B shares of the Fund for the one-year period ended September 30, 1997 and for the period from October 2, 1995 (inception of the class) through September 30, 1997 were 8.10% and 10.89%, respectively. The average annual total returns on an investment in Class C shares of the Fund for the one-year period ended September 30, 1997 and for the period from December 1, 1993 (inception of the class) through September 30, 1997 were 12.12% and 9.26%, respectively.

     The cumulative total return on Class A shares for the period from November 16, 1987 through September 30, 1997 was 227.81%. The cumulative total return on Class B shares for the period from October 2, 1995 through September 30, 1997 was 22.90%. The cumulative total return on Class C shares for the period from December 1, 1993 through September 30, 1997 was 40.39%.

      o Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

     The average annual total returns at net asset value of the Fund's Class A shares for the one and five year periods ended September 30, 1997 and the period from November 16, 1987 through September 30, 1997 were 13.96%, 11.71% and 13.39%, respectively. The average annual total returns at net asset value for Class B shares for the one year period ended September 30, 1997 and the period from October 2, 1995 through September 30, 1997 were 13.10% and 12.69%. The average annual total returns at net asset value for Class C shares for the one year period ended September 30, 1997 and the period from December 1, 1993 through September 30, 1997 were 13.12% and 9.26%.

     Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B or Class C shares of the Fund with that of other alternatives, investors should understand that as the Fund invests in high yield securities, its shares are subject to greater market risks than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains. Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against (i) all other funds (excluding money market funds), (ii) all other high current yield fixed income funds and (iii) all other such funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

      From time to time the Fund may publish the star ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds, municipal bond funds, based on risk-adjusted total investment returns. The Fund is ranked among taxable bond funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's or class's performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class's 3-year ranking or its combined 3-and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-,5- and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

      The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of the Lehman Brothers Corporate Bond Index and the Merrill Lynch High Yield Master Index. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. The Merrill Lynch High Yield Master Index is an unmanaged index of below-investment grade (ratings are generally comparable to below BBB by Standard & Poor's) U.S. corporate debt obligations, widely recognized as a measure of the performance of the high-yield corporate bond market, the market in which the Fund principally invests. Each Index includes a factor for the reinvestment of interest but does not reflect expenses or taxes.

      Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Distribution and Service Plans

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payment to the Distributor in connection with the distribution and/or servicing of shares of that class as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the "Independent Trustees", cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. For the Distribution and Service Plan for the Class B shares (the "Class B Plan") and Class C shares (the "Class C Plan"), such votes were cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.

      In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments at no cost to the Fund to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

     Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the payments under the Class A Plan. Such approval must be by a "majority" (as defined in the Investment Company Act), of the Class A and Class B shares voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the identity of Recipients that received any such payment, and the purpose for which the payments were made. The report for the Class C Plan shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of such Independent Trustees.

      Under the Plans, no payment is made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount.

      For the fiscal year ended September 30, 1997, payments under the Class A Plan totaled $1,040,495, all of which was paid by the Distributor to Recipients as reimbursement for services, including $46,803 paid to an affiliate of the Distributor. Any unreimbursed expenses incurred with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

      The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

      Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on Class B and Class C shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, in most instances, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and Class C Plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

      The Class B Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amount paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees. For the fiscal year ended September 30, 1997, payments under the Class B Plan totaled $1,507,042, $1,406,074 of which was retained by the Distributor and $1,489 of which was paid to an affiliate of the Distributor.

      The Class C Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. For the fiscal year ended September 30, 1997, payments under the Class C Plan totaled $1,431,592, $625,907 of which was retained by the Distributor and $11,594 of which was paid to an affiliate of the Distributor.

      The asset-based sales charge paid to the Distributor by the Fund under the Class C Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class C shares: (i) financing the advance of the service fee payment to Recipients under the Class C Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class C shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will not accept (i) any order for $500,000 or more of Class B or (ii) any order for $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

      The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne by those classes, including the asset-based sales charge to which Class B and Class C shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs,
(vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before or after a holiday). The Exchanges most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Martin Luther King Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed (including weekends and holidays). Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows:

       (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on the principal exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sale price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked" prices on the Valuation Date or, if not, the closing "bid" price on the Valuation Date;

      (ii) equity securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the Valuation Date, or, if unavailable, at the mean between "bid and "asked prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry;

      (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or, if unavailable obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;

      (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and

      (v)   securities    (including    restricted    securities)   not   having
readily-available market quotations are valued at fair value determined under the Board's procedures.

     If the Manager is unable to locate two market makers willing to give quotes (see (ii) and (iii) above, the security may be priced at the mean between the "bid and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.

     Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value of such security and the NAV. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

      Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing "bid" price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers (which in certain cases may be the "bid" price if no "ask" price is available).

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor in making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons-and daughters-in-law, siblings, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included

     o The Oppenheimer funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Limited Term New York Municipal Fund
Oppenheimer Bond Fund
Oppenheimer Bond Fund for Growth
Oppenheimer California Municipal Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Champion Income Fund
Oppenheimer Developing Markets Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Income Fund
Oppenheimer Florida Municipal Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Global Securities Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer Growth & Income Fund
Oppenheimer High Income Fund
Oppenheimer High Yield Fund
Oppenheimer Insured Municipal Fund
Oppenheimer Intermediate Municipal Fund
Oppenheimer International Bond Fund
Oppenheimer International Growth Fund
Oppenheimer International Small Company Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Growth Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street California Municipal Fund
Oppenheimer Main Street Income & Growth Fund
Oppenheimer MidCap Fund
Oppenheimer Money Fund
Oppenheimer Multi-Sector Income Trust
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer New York Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Strategic Bond Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer U.S. Government Trust
Oppenheimer World Bond Fund
Panorama Series Fund Inc.
Rochester Fund Municipals

the following "Money Market Funds":

Centennial America Fund, L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

      o Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund (or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intend period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

      For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      o  Terms of Escrow That Apply to Letters of Intent.

      (1) Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      (2) If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      (3) If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      (4) By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      (5) The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      (6) Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

      The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans other than public school 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group or association has made special arrangements with the Distributor and all members of the group or association participating in or who are eligible to participate in the plan(s) purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution designated by the group. "Group retirement plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution, if that broker-dealer has made special arrangements with the Distributor enabling those plans to purchase Class A shares of the fund at net asset value but subject to a contingent deferred sales charge.

      In addition to the discussion in the Prospectus relating to the ability of Retirement Plans to purchase Class A shares at net asset value in certain circumstances, there is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds by a Retirement Plan in the following cases:

      (i) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch recordkeeping service agreement, the Retirement Plan has $3 million or more in assets invested in mutual funds other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

      (ii) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by an independent record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Plan must have $3 million or more in assets, excluding assets held in money market funds, invested in Applicable Investments; or

      (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manger on the date the plan sponsor signs the Merrill Lynch record keeping service agreement.

      If a Retirement Plan's records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract or alliance arrangement with Merrill Lynch, and if on the date the plan sponsor signs the Merrill Lynch record keeping service agreement the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments, then the Retirement Plan may purchase only Class B shares of one or more of the Oppenheimer funds. Otherwise, the Retirement Plan will be permitted to purchase Class A shares of one or more of the Oppenheimer funds. Any of those Retirement Plans that currently invest in Class B shares of the Fund will have their Class B shares be converted to Class A shares of the Fund once the Plan's Applicable Investments have reached $5 million.

      Any redemptions of shares of the Fund held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently invested in Class B shares of the Fund shall not be subject to the Class B CDSC. How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      o Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering check writing privileges at any time without prior notice.

      By choosing the Checkwriting privilege, whether you do so by signing the Account Application or by completing a Checkwriting card, the individuals signing (1) represent that they are either the registered owner(s) of the shares of the Fund, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Fund, its Transfer Agent and any bank through which the Fund's drafts ("check") are payable (the "Bank"), to pay all checks drawn on the Fund account of such person(s) and to effect a redemption of sufficient shares in the account to cover payment of such checks; (3) specifically acknowledge(s) that if you choose to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

      o Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

      o Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchased subject to an initial sales charge or the Class A contingent deferred sales charge when you redeemed them, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares of any class are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds- sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor or its agents or designees prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Contingent Deferred Sales Charge" or in "Waivers of Class C Contingent Deferred Sales Charge").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

     The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Certificates for Class B and Class C shares will not be issued. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All Oppenheimer funds offer Class A Class B and Class C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial America Fund, L.P., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund, which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans and Class B shares may be under an Asset Builder Plan). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. (Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.) No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 12 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

     The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or open an account and obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans, Check writing, if available, and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

     The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value. However, daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. If all shares in an account are redeemed, all dividends accrued on shares in the account will be paid together with the redemption proceeds. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares" above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as consequence of any difference in net asset value between the classes.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and distributions is explained in the Prospectus under the caption "Dividends, Distributions and Taxes." Special provisions of the Internal Revenue Code govern the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by the shareholder for 45 days or less. To the extent that the Fund derives a substantial portion of its gross income from option premiums, interest income or short-term gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year to October 31 of the current year or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund's distributions will meet those requirements, the Fund's Board and Manager might determine that in a particular year it would be in the best interest of the Fund not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

      The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. The Fund may also from time to time receive payment-in-kind securities in lieu of cash interest payments. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified during its last fiscal period, and intends to qualify in current and future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds (except Oppenheimer Cash Reserves) listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.

Independent Auditors. The independent auditors of the Fund audit the Manager's and the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Champion Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Champion Income Fund as of September 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996, and the financial highlights for the period October 1, 1992 to September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
               In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Champion Income Fund at September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

Denver, Colorado
October 21, 1997

--------------------------------------------------------------------------------
Statement of Investments  September 30, 1997
--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
======================================================================================================
Mortgage-Backed Obligations--2.4%
------------------------------------------------------------------------------------------------------
Amresco Commercial Mortgage Funding I Corp.,
Multiclass Mtg. Pass-Through Certificates, Series 1997-C1:
Cl. E, 7%, 6/17/29(2)                                                    $       360,000  $    326,813
Cl. H, 7%, 6/17/29(2)                                                            360,000       324,563
------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through
Certificates, Series 1997-D4:
Cl. B1, 7.525%, 4/14/29(3)                                                     2,250,000     2,185,312
Cl. B2, 7.525%, 4/14/29(3)                                                     3,750,000     3,551,953
Cl. B3, 7.525%, 4/14/29(3)                                                     1,500,000     1,379,531
------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates,
Series 1993-C1, Cl. E, 7.76%, 12/25/03(3)                                        622,000       626,665
------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg
Pass-Through Certificates, Series 1997-C1:
Cl. F, 7.50%, 6/20/13(4)                                                         600,000       567,000
Cl. G, 7.50%, 6/20/14(2)                                                         810,000       734,063
Cl. H, 7.50%, 8/20/14(2)                                                         600,000       448,875
------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg
Pass-Through Certificates, Series 1997-CHL1,
8.134%, 2/25/11(2)(3)                                                          4,000,000     3,295,000
------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Interest-Only
Stripped Mtg.-Backed Security, Series 1997-C1,
Cl. X, 8.334%, 7/15/27(5)                                                     38,800,000     3,989,125
------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 1996-C1, Cl. E, 7.51%, 2/15/28(2)(3)                                    1,513,000     1,415,601
Series 1997-HF1, Cl. F, 6.86%, 2/15/20(2)                                        840,000       766,500
------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg
Pass-Through Certificates, Series 1997-MC1,
Cl. F, 7.452%, 5/20/07(2)                                                        600,000       574,500
------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg
Pass-Through Certificates:
Series 1994-C2, Cl. E, 8%, 4/25/25                                               448,710       454,249
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                            315,102       295,162
------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII,
Series 1996-C1, Cl. E, 9.18%, 1/20/06                                            704,000       727,320
                                                                                          ------------
Total Mortgage-Backed Obligations (Cost $20,691,755)                                        21,662,232


                       10 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
======================================================================================================
Foreign Government Obligations--2.8%
------------------------------------------------------------------------------------------------------
Banco Hipotecario Nacional (Argentina)
Medium-Term Nts., 10.625%, 8/7/06                                        $     1,000,000  $  1,108,750
------------------------------------------------------------------------------------------------------
Bonos de la Tesoreria de la Federacion, Zero Coupon:
23.18%, 4/2/98(6)MXP                                                          10,093,620     1,179,082
21.20%, 7/30/98(6)MXP                                                          4,700,000       519,098
------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Bonds, 10.125%, 5/15/27                             800,000       803,200
------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Capitalization Bonds, 8%,
4/15/14(7)                                                                     1,355,985     1,154,495
------------------------------------------------------------------------------------------------------
City of Buenos Aires Bonds, 10.50%, 5/28/04(2)ARP                                750,000       780,145
------------------------------------------------------------------------------------------------------
City of St. Petersburg Sr. Unsub. Nts., 9.50%, 6/18/02(4)                      1,070,000     1,104,775
------------------------------------------------------------------------------------------------------
Hashemite (Kingdom of) Jordan Disc. Bonds, 6.75%,
12/23/23(3)                                                                    1,500,000     1,262,813
------------------------------------------------------------------------------------------------------
Hungary (Government of) Bonds, Series 98/H, 24%,
3/21/98HUF                                                                   157,000,000       820,748
------------------------------------------------------------------------------------------------------
Jamaica (Government of) Bonds:
9.625%, 7/2/02(4)                                                                600,000       607,500
9.625%, 7/2/02                                                                   800,000       812,500
------------------------------------------------------------------------------------------------------
Jordan (Hashemite Kingdom of) Disc. Bonds,
Series DEF, 6.75%, 12/23/23(3)                                                   500,000       439,375
------------------------------------------------------------------------------------------------------
Moldova (Republic of) Sr. Unsub. Nts., 8.465%, 12/10/99(3)                     1,780,000     1,817,380
------------------------------------------------------------------------------------------------------
Pakistan (Republic of) Bonds, 9.946%, 5/30/00(3)                               1,130,000     1,146,950
------------------------------------------------------------------------------------------------------
Pakistan (Republic of) Debs., 11.50%, 12/22/99                                   171,000       179,978
------------------------------------------------------------------------------------------------------
Peru (Republic of) Past Due Interest Bonds, 4%, 3/7/17(3)                      2,170,000     1,456,613
------------------------------------------------------------------------------------------------------
Perusahaan Listr, 17%, 8/21/01IDR                                          1,000,000,000       279,141
------------------------------------------------------------------------------------------------------
Poland (Republic of) Bonds:
12%, 6/12/01PLZ                                                                1,560,000       354,750
15%, 10/12/99PLZ                                                               2,800,000       727,224
------------------------------------------------------------------------------------------------------
PT Hutama Karya Medium-Term Nts., Zero Coupon,
27.05%, 3/17/98(6)IDR                                                      1,000,000,000       272,597
------------------------------------------------------------------------------------------------------
Renel R.A. Nts., 8.50%, 2/21/02(2)(3)                                          1,000,000     1,004,375
------------------------------------------------------------------------------------------------------
Romanian Commercial Bank SA Bonds, 9.125%, 3/10/00                             1,230,000     1,228,462
------------------------------------------------------------------------------------------------------
South Africa (Republic of) Bonds:
Series 150, 12%, 2/28/05ZAR                                                   10,794,860     2,118,565
Series 162, 12.50%, 1/15/02ZAR                                                 4,736,630       973,745
Series 175, 9%, 10/15/02ZAR                                                    7,670,810     1,358,939
------------------------------------------------------------------------------------------------------
Turkey (Government of) Treasury Bills, Zero Coupon:
103.104%, 8/5/98(6)TRL                                                   280,000,000,000       793,371
101.25%, 9/16/98(6)TRL                                                   447,990,000,000     1,177,278
------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Disc. Bonds,
Series DL, 6.75%, 12/18/07(3)                                                    250,000       239,219
                                                                                          ------------
Total Foreign Government Obligations (Cost $25,643,885)                                     25,721,068


                       11 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
======================================================================================================
Loan Participations--0.3%
------------------------------------------------------------------------------------------------------
Algeria (Republic of) Reprofiled Debt Loan Participation,
Tranche A, 7%, 9/4/06(3)                                                 $     1,270,000  $  1,142,206
------------------------------------------------------------------------------------------------------
AO Rostelecom Loan Facility Nts., 9.50%, 2/15/00(2)(3)                           800,000       807,500
------------------------------------------------------------------------------------------------------
Jamaica (Government of) 1990 Refinancing Agreement Nts.,
Tranche B, 6.563%, 11/15/04(2)(3)                                                654,093       614,848
                                                                                          ------------
Total Loan Participations (Cost $2,328,482)                                                  2,564,554

======================================================================================================
Municipal Bonds and Notes--0.3%
------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor Agency
Toll Road Capital Appreciation Revenue Bonds, Jr. Lien,
Zero Coupon, 9%, 1/1/28 (Cost $941,597)(6)                                    13,500,000     2,665,575

======================================================================================================
Corporate Bonds and Notes--81.9%
------------------------------------------------------------------------------------------------------
Basic Industry--10.6%
------------------------------------------------------------------------------------------------------
Chemicals--3.1%
Harris Chemical North America, Inc., 10.25% Gtd. Sr. Sec
Disc. Nts., 7/15/01                                                              260,000       272,350
------------------------------------------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07(4)                                           600,000       634,500
------------------------------------------------------------------------------------------------------
ISP Holdings, Inc.:
9% Sr. Nts., Series B, 10/15/03                                                2,700,000     2,835,000
9.75% Sr. Nts., Series B, 2/15/02                                                600,000       642,000
------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07(4)                      2,615,000     2,647,687
------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                            4,750,000     5,260,625
------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07(4)                 1,975,000     1,984,875
------------------------------------------------------------------------------------------------------
Polytama International Finance BV, 11.25% Gtd. Sec. Nts., 6/15/07                840,000       833,700
------------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Sub. Nts., 8/1/07(4)            3,050,000     3,126,250
------------------------------------------------------------------------------------------------------
Sterling Chemical Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 8/15/08(8)         5,380,000     3,806,350
------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                                                     860,000       941,700
11.75% Sr. Unsec. Sub. Nts., 8/15/06                                           4,915,000     5,443,362
                                                                                          ------------
                                                                                            28,428,399

------------------------------------------------------------------------------------------------------
Containers--1.0%
Consumers International, Inc., 10.25% Sr. Sec. Nts., 4/1/05(2)                 1,500,000     1,635,000
------------------------------------------------------------------------------------------------------
IVEX Holdings Corp., 0%/13.25% Sr. Disc. Debs., Series B, 3/15/05(8)           5,950,000     5,087,250
------------------------------------------------------------------------------------------------------
U.S. Can Corp., 10.125% Sr. Sub. Nts., 10/15/06                                2,300,000     2,455,250
                                                                                          ------------
                                                                                             9,177,500

------------------------------------------------------------------------------------------------------
Metals/Mining--0.3%
Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06                              3,000,000     2,925,000



                       12 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------
Paper--3.7%
Ainsworth Lumber Ltd., 12.50% Sr. Nts., 7/15/07(4)(9)                    $     2,875,000  $  2,875,000
------------------------------------------------------------------------------------------------------
Buckeye Cellulose Corp., 9.25% Sr. Sub. Nts., 9/15/08                          3,470,000     3,643,500
------------------------------------------------------------------------------------------------------
Container Corp., 9.75% Gtd. Sr. Nts., 4/1/03                                     500,000       542,500
------------------------------------------------------------------------------------------------------
Four M Corp., 12% Sr. Nts., Series B, 6/1/06(2)                                  645,000       694,987
------------------------------------------------------------------------------------------------------
Indah Kiat International Finance Co. BV:
11.875% Gtd. Sr. Sec. Nts., 6/15/02                                            1,400,000     1,513,750
12.50% Gtd. Sec. Nts., 6/15/06                                                   920,000     1,017,750
------------------------------------------------------------------------------------------------------
Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                                    4,895,000     5,103,037
------------------------------------------------------------------------------------------------------
QUNO Corp., 9.125% Sr. Nts., 5/15/05(2)                                        1,570,000     1,713,262
------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc., 10.625% Second Priority
Sr. Sec. Nts., 4/15/05                                                         2,645,000     2,611,937
------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Nts., 8/1/07(4)                                                    5,360,000     5,628,000
10.875% Sr. Sub. Nts., 4/1/08                                                  4,785,000     4,802,944
------------------------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                           3,450,000     3,924,375
------------------------------------------------------------------------------------------------------
Tjiwi Kimia International Finance Co. BV, 13.25% Gtd
Sr. Nts., 8/1/01                                                                 355,000       394,050
                                                                                          ------------
                                                                                            34,465,092

------------------------------------------------------------------------------------------------------
Steel--2.5%
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05                           8,733,000    10,239,442
------------------------------------------------------------------------------------------------------
Armco, Inc., 8.50% Sinking Fund Debs., 9/1/01                                  3,805,000     3,824,025
------------------------------------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                           4,270,000     4,611,600
------------------------------------------------------------------------------------------------------
Keystone Consolidated Industries, Inc., 9.625% Sr. Nts., 8/1/07(4)             2,220,000     2,278,275
------------------------------------------------------------------------------------------------------
Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01             2,450,000     2,382,625
                                                                                          ------------
                                                                                            23,335,967

------------------------------------------------------------------------------------------------------
Consumer Related--13.5%
------------------------------------------------------------------------------------------------------
Consumer Products--2.0%
Coleman Escrow Corp., Zero Coupon Sr. First Priority
Disc. Nts., 11.05%, 5/15/01(4)(6)                                              6,130,000     4,199,050
------------------------------------------------------------------------------------------------------
Dyersburg Corp., 9.75% Sr. Sub. Nts., 9/1/07(4)                                  860,000       884,725
------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
11.07%, 3/15/01(6)                                                             8,555,000     6,223,762
------------------------------------------------------------------------------------------------------
Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05                                4,360,000     5,014,000
------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(2)                     1,865,000     2,205,362
                                                                                          ------------
                                                                                            18,526,899


                       13 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------
Food/Beverages/Tobacco--1.8%
CFP Holdings, Inc., 11.625% Gtd. Sr. Nts., 1/15/04                       $     3,620,000  $  3,656,200
------------------------------------------------------------------------------------------------------
Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03                         2,845,000     2,973,025
------------------------------------------------------------------------------------------------------
Cott Corp., 9.375% Sr. Nts., 7/1/05                                            3,885,000     4,098,675
------------------------------------------------------------------------------------------------------
International Home Foods, Inc., 10.375% Sr. Sub. Nts., 11/1/06                 4,655,000     5,167,050
------------------------------------------------------------------------------------------------------
Windy Hill Pet Food, Inc., 9.75% Sr. Sub. Nts., 5/15/07(4)                       860,000       894,400
                                                                                          ------------
                                                                                            16,789,350

------------------------------------------------------------------------------------------------------
Healthcare--1.7%
Genesis Health Ventures, Inc., 9.25% Sr. Sub. Nts., 10/1/06(10)                1,505,000     1,550,150
------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc.:
11% Sr. Sub. Nts., 4/30/06(3)(4)                                               2,850,000     3,049,500
9.50% Sr. Sub. Nts., 9/15/07(4)                                                5,100,000     5,278,500
------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 11.25% Sr. Sub. Nts.,
Series A, 4/15/04                                                              1,770,000     1,958,062
------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(4)                     3,340,000     3,456,900
                                                                                          ------------
                                                                                            15,293,112

------------------------------------------------------------------------------------------------------
Hotel/Gaming--5.5%
Arizona Charlie's, Inc., 12% First Mtg. Nts., Series B, 11/15/00(2)(11)          275,000       147,125
------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., Promissory Nts., 8/1/95(11)                    7,500            --
------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,
Series A, 11/15/00(2)(11)                                                        100,000        17,500
------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07(4)                             2,100,000     2,131,500
------------------------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                  1,675,000     1,800,625
------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., 8/15/03                  3,180,000     3,100,500
------------------------------------------------------------------------------------------------------
Empress River Casino Finance Corp., 10.75% Gtd. Sr. Nts., 4/1/02               2,705,000     2,934,925
------------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                     6,705,000     7,140,825
------------------------------------------------------------------------------------------------------
Griffin Gaming & Entertainment, Inc., 7.97% First Mtg
Non-Recourse Pass-Through Nts., 6/30/00(2)(3)                                  1,010,000     1,025,150
------------------------------------------------------------------------------------------------------
HMC Acquisition Properties, Inc., 9% Sr. Nts., Series B, 12/15/07              2,110,000     2,178,575
------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 9.50% Sr. Sec. Nts., Series B, 5/15/05                   3,320,000     3,510,900
------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07(4)                         5,895,000     6,116,062
------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts.,
Series B, 11/15/02                                                             2,340,000     3,077,100
------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc.:
10.625% Sr. Sub. Nts., 7/15/05                                                 1,825,000     1,993,812
9.50% Gtd. Sr. Sub. Nts., 4/15/07                                              2,560,000     2,720,000
------------------------------------------------------------------------------------------------------
Showboat Marina Casino Partnership/Showboat Marina
Finance Corp., 13.50% First Mtg. Nts., Series B, 3/15/03                       5,240,000     6,052,200
------------------------------------------------------------------------------------------------------
Signature Resorts, Inc., 9.75% Sr. Sub. Nts., 10/1/07(4)                       3,635,000     3,698,612
------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 10.125% Sr. Sub. Nts., 3/15/06                          2,980,000     3,032,150
------------------------------------------------------------------------------------------------------
Trump's Castle Funding, Inc., 13.875% Sub. Nts., 11/15/05(9)                          52            45
                                                                                          ------------
                                                                                            50,677,606


                       14 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------
Restaurants--0.9%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                $     3,101,000  $  3,302,565
------------------------------------------------------------------------------------------------------
Carrols Corp., 11.50% Sr. Nts., 8/15/03                                        3,360,000     3,591,000
------------------------------------------------------------------------------------------------------
Foodmaker, Inc.:
9.25% Sr. Nts., 3/1/99(2)                                                        993,000     1,019,066
9.75% Sr. Sub. Nts., 6/1/02(2)                                                   165,000       170,775
                                                                                          ------------
                                                                                             8,083,406

------------------------------------------------------------------------------------------------------
Textile/Apparel--1.6%
CMI Industries, Inc., 9.50% Sr. Sub. Nts., 10/1/03(2)                          2,750,000     2,708,750
------------------------------------------------------------------------------------------------------
Consoltex Group, Inc., 11% Gtd. Sr. Sub. Nts., Series B, 10/1/03(2)              900,000       945,000
------------------------------------------------------------------------------------------------------
Dan River, Inc., 10.125% Sr. Sub. Nts., 12/15/03                               1,395,000     1,506,600
------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, 13% Gtd. Nts., 6/15/01                                 260,000       287,625
------------------------------------------------------------------------------------------------------
Tultex Corp., 9.625% Sr. Nts., 4/15/07                                         2,375,000     2,550,156
------------------------------------------------------------------------------------------------------
WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05                       3,880,000     4,112,800
------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., 12/1/06                             2,375,000     2,481,875
                                                                                          ------------
                                                                                            14,592,806

------------------------------------------------------------------------------------------------------
Energy--8.1%
------------------------------------------------------------------------------------------------------
Belco Oil & Gas Corp., 8.875% Sr. Sub. Nts., 9/15/07(4)                          560,000       567,000
------------------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07(4)                         6,510,000     6,591,375
------------------------------------------------------------------------------------------------------
Canadian Forest Oil Ltd., 8.75% Sr. Sub. Nts., 9/15/07(4)                      4,500,000     4,502,812
------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.:
8.50% Sr. Nts., 3/15/12                                                        2,080,000     2,028,000
9.125% Sr. Nts., 4/15/06                                                       4,500,000     4,590,000
------------------------------------------------------------------------------------------------------
Clark Oil & Refining Corp., 10.50% Sr. Nts., 12/1/01                           4,000,000     4,140,000
------------------------------------------------------------------------------------------------------
Clark R&M Holdings, Inc., Zero Coupon Sr. Sec. Nts.,
Series A, 10.50%, 2/15/00(6)                                                   7,230,000     5,720,737
------------------------------------------------------------------------------------------------------
Cliffs Drilling Co., 10.25% Sr. Nts., 5/15/03(4)                                 560,000       608,300
------------------------------------------------------------------------------------------------------
Dailey Petroleum Services Corp., 9.75% Gtd. Sr. Unsec
Nts., 8/15/07(4)                                                               1,790,000     1,870,550
------------------------------------------------------------------------------------------------------
Energy Corp. of America, 9.50% Sr. Sub. Nts., 5/15/07                          2,600,000     2,626,000
------------------------------------------------------------------------------------------------------
Forcenergy, Inc.:
8.50% Sr. Sub. Nts., 2/15/07                                                   3,575,000     3,575,000
9.50% Sr. Sub. Nts., 11/1/06                                                   5,845,000     6,151,862
------------------------------------------------------------------------------------------------------
Gothic Energy Corp., Units (each unit consists of $1,000
principal amount of 0%/12.25% sr. disc. nts., 9/1/04 and
14 warrants to purchase one ordinary share)(4)(8)(12)                          6,500,000     6,776,250
------------------------------------------------------------------------------------------------------
J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06(10)                        2,840,000     2,974,900
------------------------------------------------------------------------------------------------------
Mariner Energy, Inc., 10.50% Sr. Sub. Nts., 8/1/06                               735,000       751,537
------------------------------------------------------------------------------------------------------
Mesa Operating Co., 0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06(8)             2,900,000     2,320,000
------------------------------------------------------------------------------------------------------
National Energy Group, Inc., 10.75% Sr. Nts., 11/1/06                          3,210,000     3,370,500
------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06                    4,855,000     4,587,975
------------------------------------------------------------------------------------------------------


                       15 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------
Energy  (continued)
------------------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sub. Nts., 5/15/07(4)                          $     1,530,000  $  1,568,250
------------------------------------------------------------------------------------------------------
Rutherford-Moran Oil Corp., 10.75% Sr. Sub. Nts., 10/1/04(4)                   1,000,000     1,038,750
------------------------------------------------------------------------------------------------------
Statia Terminals International/Statia Terminals (Canada), Inc.,
11.75% First Mtg., Series B, 11/15/03                                          1,050,000     1,114,312
------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07(4)                            4,005,000     3,989,981
------------------------------------------------------------------------------------------------------
Transamerican Energy Corp., 0%/13% Sr. Disc. Nts., 6/15/02(4)(8)               2,900,000     2,316,375
------------------------------------------------------------------------------------------------------
Wiser Oil Co., 9.50% Sr. Sub. Nts., 5/15/07(4)                                   450,000       441,000
                                                                                          ------------
                                                                                            74,221,466

------------------------------------------------------------------------------------------------------
Financial Services--3.3%
------------------------------------------------------------------------------------------------------
Banks & Thrifts--0.7%
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                           578,000       638,690
------------------------------------------------------------------------------------------------------
CEI Citicorp Holdings, 11.25% Bonds, 2/14/07ARP                                1,045,000     1,067,405
------------------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc.:
10.625% Sr. Sub. Nts., 10/1/03                                                   730,000       808,475
9.125% Sr. Sub. Nts., 1/15/03                                                  1,800,000     1,872,000
------------------------------------------------------------------------------------------------------
Western Financial Bank, 8.875% Sub. Bonds, 8/1/07                              1,650,000     1,643,784
                                                                                          ------------
                                                                                             6,030,354

------------------------------------------------------------------------------------------------------
Diversified Financial--1.8%
Americredit Corp., 9.25% Sr. Nts., 2/1/04                                      1,230,000     1,254,600
------------------------------------------------------------------------------------------------------
Amresco, Inc., 10% Sr. Sub. Nts., Series 97-A, 3/15/04                         1,550,000     1,623,625
------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(2)                                      197,785       218,059
------------------------------------------------------------------------------------------------------
Emergent Group, Inc., 10.75% Sr. Nts., 9/15/04(4)                              2,380,000     2,427,600
------------------------------------------------------------------------------------------------------
Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03(2)(11)                          600,000       114,000
------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03(2)                                  625,000       704,688
------------------------------------------------------------------------------------------------------
Pindo Deli Finance Mauritius Ltd., 10.75% Gtd. Nts.,
10/1/07(2)(13)                                                                   455,000       470,925
------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, Zero Coupon Promissory
Nts., 16.55%, 7/15/98(6)IDR                                                5,000,000,000     1,263,956
------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec
Nts., Series B, 4/1/02                                                         2,375,000     2,559,063
------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust, 7.375% Sr. Nts., 5/31/02(2)(3)                   5,469,000     5,660,833
                                                                                          ------------
                                                                                            16,297,349

------------------------------------------------------------------------------------------------------
Insurance--0.8%
Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03(2)               1,600,000     1,680,000
------------------------------------------------------------------------------------------------------
Residential Reinsurance, 11.416% Nts., 12/15/98(3)                             1,500,000     1,526,484
------------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                              3,935,000     4,200,613
                                                                                          ------------
                                                                                             7,407,097


                       16 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------
Housing Related--2.6%
------------------------------------------------------------------------------------------------------
Building Materials--1.6%
Building Materials Corp. of America, 8.625% Sr. Nts.,
Series B, 12/15/06                                                       $     3,400,000  $  3,527,500
------------------------------------------------------------------------------------------------------
Falcon Building Products, Inc., 9.50% Sr. Sub. Nts., 6/15/07(4)                1,425,000     1,474,875
------------------------------------------------------------------------------------------------------
Nortek, Inc.:
9.25% Sr. Nts., 3/15/07                                                        4,570,000     4,661,400
9.125% Sr. Nts., 9/1/07(4)                                                     4,540,000     4,613,775
                                                                                          ------------
                                                                                            14,277,550

------------------------------------------------------------------------------------------------------
Homebuilders/Real Estate--1.0%
Continental Homes Holding Corp., 10% Gtd. Unsec
Bonds, 4/15/06                                                                   250,000       265,000
------------------------------------------------------------------------------------------------------
First Place Tower, Inc.:
9.22% First Mtg. Bonds, 12/15/05CAD                                              375,500       321,793
Units (each unit consists of one $10 principal
amount of 8.50% cv. sub. debs., 12/15/15 and
40 common shares)(12)CAD                                                         225,830       532,829
------------------------------------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Sr. Nts., 3/1/04                                   830,000       913,000
------------------------------------------------------------------------------------------------------
Hovnanian K. Enterprises, Inc., 11.25% Gtd
Sub. Nts., 4/15/02                                                             3,180,000     3,362,850
------------------------------------------------------------------------------------------------------
International de Ceramica SA, 9.75% Gtd. Unsec
Unsub. Nts., 8/1/02(2)                                                           225,000       227,813
------------------------------------------------------------------------------------------------------
NVR, Inc., 11% Gtd. Sr. Nts., 4/15/03                                            900,000       990,000
------------------------------------------------------------------------------------------------------
Standard Pacific Corp., 8.50% Sr. Nts., 6/15/07                                2,480,000     2,529,600
                                                                                          ------------
                                                                                             9,142,885

------------------------------------------------------------------------------------------------------
Manufacturing--7.7%
------------------------------------------------------------------------------------------------------
Aerospace--1.6%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                           5,838,000     6,275,850
------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04(4)                                       1,475,000     1,510,031
------------------------------------------------------------------------------------------------------
Atlas Air, Inc., 12.25% Pass-Through Certificates, 12/1/02                     2,750,000     3,093,750
------------------------------------------------------------------------------------------------------
Northwest Airlines Corp.:
8.375% Gtd. Nts., 3/15/04                                                        480,000       497,229
8.70% Nts., 3/15/07                                                            1,650,000     1,743,578
------------------------------------------------------------------------------------------------------
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr
Nts., Cl. A, 6/15/04(2)                                                        1,969,467     2,014,371
                                                                                          ------------
                                                                                            15,134,809

------------------------------------------------------------------------------------------------------
Automotive--2.3%
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., 7/15/07(4)                   2,440,000     2,562,000
------------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts.,
4/15/06                                                                        6,200,000     7,122,250


                       17 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------
Automotive  (continued)
Hayes Wheels International, Inc.:
11% Sr. Sub. Nts., 7/15/06                                               $     4,160,000  $  4,674,800
9.125% Sr. Sub. Nts., 7/15/07(4)                                               4,000,000     4,140,000
------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                    2,405,000     2,537,275
                                                                                          ------------
                                                                                            21,036,325

------------------------------------------------------------------------------------------------------
Capital Goods--3.8%
Burke Industries, Inc., 10% Sr. Nts., 8/15/07(4)                               1,125,000     1,161,563
------------------------------------------------------------------------------------------------------
Clark-Schwebel, Inc.:
10.50% Sr. Nts., 4/15/06                                                       3,200,000     3,480,000
12.50% Debs., 7/15/07(4)(9)                                                      827,892       910,681
------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12%
Sr. Sub. Nts., Series B, 8/1/05                                                  802,000       892,225
------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375%
Sr. Sub. Nts., 8/1/07(4)                                                       2,275,000     2,377,375
------------------------------------------------------------------------------------------------------
Insilco Corp., 10.25% Sr. Sub. Nts., 8/15/07(4)                                3,770,000     3,911,375
------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., 6/1/05(4)                3,720,000     4,082,700
------------------------------------------------------------------------------------------------------
Mettler Toledo, Inc., 9.75% Gtd. Sr. Sub. Nts., 10/1/06                        6,495,000     7,306,875
------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07(4)                                 960,000       974,400
------------------------------------------------------------------------------------------------------
Roller Bearing Co. (America), 9.625% Sr. Sub. Nts., 6/15/07(2)                 2,285,000     2,344,981
------------------------------------------------------------------------------------------------------
Synthetic Industries, Inc., 9.25% Sr. Sub. Nts., 2/15/07                       2,980,000     3,084,300
------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                   3,600,000     3,771,000
------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(2)                          1,075,000     1,115,313
                                                                                          ------------
                                                                                            35,412,788

------------------------------------------------------------------------------------------------------
Media--11.9%
------------------------------------------------------------------------------------------------------
Broadcasting--3.6%
Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05                          1,450,000     1,587,750
------------------------------------------------------------------------------------------------------
Azteca Holdings SA, 11% Sr. Nts., 6/15/02(4)                                   1,270,000     1,343,025
------------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07               1,990,000     2,049,700
------------------------------------------------------------------------------------------------------
Chancellor Radio Broadcasting Co., 8.75% Sr. Sub. Nts., 6/15/07(4)             2,100,000     2,157,750
------------------------------------------------------------------------------------------------------
Conecel Holdings Ltd., Units (each unit consists of $1,000
principal amount of 14% sec. nts., 10/1/00 and one
warrant to purchase class B common stock)(2)(12)(13)                             355,000       365,650
------------------------------------------------------------------------------------------------------
Consorcio Ecuatoriano, 14% Nts., 5/1/02(2)                                     1,255,000     1,358,538
------------------------------------------------------------------------------------------------------
Jacor Communications Co.:
8.75% Gtd. Sr. Sub. Nts., 6/15/07(4)                                           3,785,000     3,874,894
9.75% Gtd. Unsec. Sr. Sub. Nts., 12/15/06                                        500,000       538,750
------------------------------------------------------------------------------------------------------
NWCG Holdings Corp., Zero Coupon Sr. Sec. Disc. Nts.,
Series B, 11.07%, 6/15/99(6)                                                   1,030,000       927,000
------------------------------------------------------------------------------------------------------
Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03                      1,000,000     1,074,854
------------------------------------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts., 5/15/04(4)(14)                              1,000,000       965,000


                       18 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 10.75% Sr. Sub. Nts., Series B, 5/15/06          $     2,335,000  $  2,571,419
------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
10% Sr. Sub. Nts., 9/30/05                                                     3,100,000     3,270,500
9% Sr. Sub. Nts., 7/15/07(4)                                                   5,250,000     5,236,875
------------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.:
11% Sr. Nts., 3/15/04                                                            650,000       711,750
12.50% Sr. Nts., 6/15/02                                                         300,000       343,500
------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                                                  3,950,000     3,871,000
9% Sr. Sub. Nts., Series B, 1/15/06                                            1,200,000     1,206,000
                                                                                          ------------
                                                                                            33,453,955

------------------------------------------------------------------------------------------------------
Cable Television--3.4%
Adelphia Communications Corp.:
9.25% Sr. Nts., 10/1/02(4)                                                     5,500,000     5,555,000
9.875% Sr. Nts., 3/1/07                                                        2,415,000     2,505,563
------------------------------------------------------------------------------------------------------
Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08(15)              400,000       432,872
------------------------------------------------------------------------------------------------------
Cablevision Systems Corp.:
9.875% Sr. Sub. Debs., 2/15/13                                                   215,000       233,275
9.875% Sr. Sub. Nts., 5/15/06                                                  2,710,000     2,947,125
------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc
Nts., 6/1/04(8)                                                                  850,000       770,313
------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd. Nts., 7/1/02(4)                                2,730,000     3,023,475
------------------------------------------------------------------------------------------------------
EchoStar I, 8.25% Bonds, 2/26/01(2)                                            1,527,008     1,511,739
------------------------------------------------------------------------------------------------------
EchoStar II, 8.25% Bonds, 11/9/01(2)                                           1,397,880     1,383,902
------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec
Disc. Nts., 3/15/04(8)                                                         3,075,000     2,583,000
------------------------------------------------------------------------------------------------------
FrontierVision Holdings LP, 0%/11.875% Sr. Disc
Nts., 9/15/07(4)(8)                                                              900,000       621,000
------------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05                                   2,265,000     2,256,506
------------------------------------------------------------------------------------------------------
Panamsat International Systems LP, 12.75% Debs., 4/15/05(9)                    1,537,000     1,859,770
------------------------------------------------------------------------------------------------------
Rogers Communications, Inc.:
8.75% Sr. Nts., 7/15/07CAD                                                     2,070,000     1,494,207
8.875% Sr. Nts., 7/15/07                                                       1,300,000     1,313,000
------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc.:
0%/10.875% Sr. Sub. Nts., 2/15/07(4)(8)                                          830,000       543,650
10.875% Sr. Sub. Nts., 2/15/07(4)                                              2,550,000     2,690,250
                                                                                          ------------
                                                                                            31,724,647

------------------------------------------------------------------------------------------------------
Diversified Media--3.4%
Ackerley Communications, Inc., 10.75% Sr. Sec. Nts.,
Series A, 10/1/03                                                              2,800,000     3,010,000
------------------------------------------------------------------------------------------------------
Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                               835,000       880,925
------------------------------------------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07(4)                       700,000       745,500


                       19 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------
Diversified Media  (continued)
ITT Promedia, 9.125% Sr. Sub. Nts., 9/15/07(4)DEM                             16,000,000  $  9,455,397
------------------------------------------------------------------------------------------------------
ITT Publimedia BV, 9.375% Sr. Sub. Nts., 9/15/07(4)                            2,280,000     2,371,200
------------------------------------------------------------------------------------------------------
Katz Media Corp., 10.50% Sr. Sub. Nts., 1/15/07                                1,075,000     1,161,000
------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07(4)                                               3,300,000     3,291,750
9.625% Sr. Sub. Nts., 12/1/06                                                  3,270,000     3,466,200
------------------------------------------------------------------------------------------------------
News America Holdings, Inc., 10.125% Gtd. Sr. Debs., 10/15/12                    700,000       815,872
------------------------------------------------------------------------------------------------------
Outdoor Systems, Inc., 8.875% Sr. Sub. Nts., 6/15/07                           3,750,000     3,843,750
------------------------------------------------------------------------------------------------------
Universal Outdoor, Inc.:
9.75% Sr. Sub. Nts., 10/15/06                                                    835,000       893,450
9.75% Sr. Sub. Nts., Series B, 10/15/06                                        1,505,000     1,610,350
                                                                                          ------------
                                                                                            31,545,394

------------------------------------------------------------------------------------------------------
Entertainment/Film--0.3%
Imax Corp., 10% Sr. Nts., 3/1/01                                               1,700,000     1,799,875
------------------------------------------------------------------------------------------------------
Regal Cinemas, Inc., 8.50% Sr. Sub. Nts., 10/1/07(4)                           1,000,000     1,007,500
                                                                                          ------------
                                                                                             2,807,375

------------------------------------------------------------------------------------------------------
Publishing/Printing--1.2%
Hollinger International Publishing, Inc.:
9.25% Gtd. Sr. Sub. Nts., 2/1/06                                               4,170,000     4,357,650
9.25% Gtd. Sr. Sub. Nts., 3/15/07                                              4,075,000     4,258,375
------------------------------------------------------------------------------------------------------
Sun Media Corp., 9.50% Sr. Sub. Nts., 2/15/07                                  2,680,000     2,787,200
                                                                                          ------------
                                                                                            11,403,225

------------------------------------------------------------------------------------------------------
Other--3.4%
------------------------------------------------------------------------------------------------------
Conglomerates--0.1%
Maxxam Group, Inc., 0%/12.25% Sr. Sec. Disc. Nts., 8/1/03(8)                     465,000       458,025
------------------------------------------------------------------------------------------------------
Environmental--0.3%
Allied Waste Industries, Inc., 0%/11.30% Sr. Disc
Nts., 6/1/07(4)(8)                                                             4,500,000     3,054,375
------------------------------------------------------------------------------------------------------
Services--3.0%
Borg-Warner Security Corp.:
9.125% Sr. Sub. Nts., 5/1/03                                                   6,500,000     6,646,250
9.625% Sr. Sub. Nts., 3/15/07                                                  2,570,000     2,672,800
------------------------------------------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(2)(8)                           2,025,000     1,589,625
------------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                7,290,000     7,144,200
------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc.:
0%/13.625% Sr. Disc. Nts., 6/30/05(8)                                          4,750,000     5,130,000
6.75% Cv. Gtd. Sr. Sub. Nts., 9/15/03                                          2,868,000     3,341,220
------------------------------------------------------------------------------------------------------
United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05                     1,028,000     1,170,635
                                                                                          ------------
                                                                                            27,694,730


                       20 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------
Retail--2.7%
------------------------------------------------------------------------------------------------------
Specialty Retailing--0.6%
Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03                 $       900,000  $    999,000
------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03(2)                         1,670,000     1,778,550
------------------------------------------------------------------------------------------------------
Profitt's, Inc., 8.125% Sr. Nts., Series B, 5/15/04                              600,000       615,000
------------------------------------------------------------------------------------------------------
Specialty Retailers, Inc.:
8.50% Gtd. Sr. Nts., 7/15/05                                                   1,250,000     1,287,500
9% Gtd. Sr. Sub. Nts., 7/15/07                                                   550,000       563,750
                                                                                          ------------
                                                                                             5,243,800

------------------------------------------------------------------------------------------------------
Supermarkets--2.1%
Fleming Cos., Inc.:
10.625% Sr. Sub. Nts., 7/31/07(4)                                              5,150,000     5,407,500
10.50% Sr. Sub. Nts., 12/1/04(4)                                               1,010,000     1,060,500
------------------------------------------------------------------------------------------------------
P&C Food Markets, Inc., 11.50% Sr. Nts., 10/15/01                                860,000       834,200
------------------------------------------------------------------------------------------------------
Ralph's Grocery Co., 10.45% Sr. Nts., 6/15/04                                  5,060,000     5,566,000
------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., 7/1/07(4)                  4,770,000     4,829,625
------------------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9% Sr. Sub. Nts., 7/1/04(4)                    1,830,000     1,887,188
                                                                                          ------------
                                                                                            19,585,013

------------------------------------------------------------------------------------------------------
Technology--14.6%
------------------------------------------------------------------------------------------------------
Information Technology--7.4%
Amphenol Corp., 9.875% Sr. Sub. Nts., 5/15/07                                    600,000       639,000
------------------------------------------------------------------------------------------------------
Bell & Howell Co. (New), 0%/11.50% Sr. Disc. Debs.,
Series B, 3/1/05(8)                                                            4,070,000     3,439,150
------------------------------------------------------------------------------------------------------
Businessland, Inc., 5.50% Sub. Debs., 3/1/07(2)                                  805,000       523,250
------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc.:
0%/13% Sr. Disc. Nts., 6/15/05(2)(8)                                           1,000,000       705,000
Units (each unit consists of $1,000 principal amount of
0%/14% sr. disc. nts., 10/1/07 and one warrant to purchase
13.671 shares of common stock at $14.30 per share)(2)(8)(12)                   1,500,000       763,125
------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc., Zero
Coupon Sr. Disc. Nts., 10.90%, 8/15/00(6)                                      4,910,000     3,805,250
------------------------------------------------------------------------------------------------------
Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03(2)(8)                    2,250,000     2,193,750
------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc., 0%/14.75% Sr. Disc
Nts., 12/15/05(8)                                                                680,000       527,000
------------------------------------------------------------------------------------------------------
Comunicacion Celular SA, 0%/13.125% Sr. Deferred
Coupon Bonds, 11/15/03(8)                                                      2,300,000     1,794,000
------------------------------------------------------------------------------------------------------
Dial Call Communications, Inc., 0%/12.25% Sr. Disc
Nts., 4/15/04(8)                                                                 700,000       657,125
------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07(4)                               2,930,000     2,948,313
------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                     2,150,000     2,176,875
------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01(2)                 2,000,000     1,700,000


                       21 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------
Information Technology (continued)
HighwayMaster Communications, Inc., Units
(each unit consists of $1,000 principal amount of 13.75% sr. nts.,
9/15/05 and one warrant to purchase 6.566 shares of
common stock at $9.625 per share)(4)(12)                                 $     1,400,000  $  1,466,500
------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc
Nts., 6/1/06(8)                                                                1,200,000       822,000
------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50% Sr. Disc
Nts., 6/1/06(8)                                                                2,905,000     2,265,900
------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/10.65% Sr. Disc
Nts., 9/15/07(4)(8)                                                            7,375,000     4,590,938
------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 9.625% Sr. Nts., 10/1/07(13)                    3,350,000     3,467,250
------------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                                        980,000     1,019,200
11.625% Sr. Nts., Series A, 8/15/06                                              180,000       187,200
------------------------------------------------------------------------------------------------------
Pierce Leahy Corp., 11.125% Sr. Sub. Nts., 7/15/06                             3,114,000     3,518,820
------------------------------------------------------------------------------------------------------
PriCellular Wireless Corp.:
0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(8)                                      3,060,000     3,113,550
0%/14% Sr. Sub. Disc. Nts., 11/15/01(8)                                          460,000       515,200
10.75% Sr. Nts., 11/1/04                                                       1,130,000     1,226,050
------------------------------------------------------------------------------------------------------
Rogers Cantel, Inc.:
8.80% Sr. Sub. Nts., 10/1/07(2)                                                5,000,000     5,006,250
9.375% Sr. Sec. Debs., 6/1/08                                                  3,000,000     3,217,500
------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp.:
0%/12.50% Sr. Disc. Nts., 8/15/06(8)                                           3,965,000     3,023,313
11% Sr. Nts., 8/15/06                                                          1,600,000     1,800,000
------------------------------------------------------------------------------------------------------
Teletrac, Inc., Units (each unit consists of $1,000 principal amount of 14% sr. nts., 8/1/07 and one warrant to buy
 .537495 ordinary share)(2)(12)                                                   980,000     1,026,550
------------------------------------------------------------------------------------------------------
Therma-Wave, Inc., 10.625% Sr. Nts., 5/15/04(4)                                  360,000       387,000
------------------------------------------------------------------------------------------------------
Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07                                      4,010,000     4,130,300
------------------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                        2,275,000     2,570,750
------------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II:
14% Sr. Nts., 11/1/04                                                            655,000       740,150
9.50% Sr. Nts., 2/1/04                                                           375,000       373,125
------------------------------------------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07(4)                               1,440,000     1,490,400
                                                                                          ------------
                                                                                            67,829,784

------------------------------------------------------------------------------------------------------
Telecommunications/Technology--7.2%
American Communications Services, Inc., 13.75%
Sr. Nts., 7/15/07(4)                                                           1,950,000     2,232,750
------------------------------------------------------------------------------------------------------
Bell Cablemedia plc:
0%/11.875% Sr. Disc. Nts., 9/15/05(8)                                          5,080,000     4,430,669
0%/11.95% Sr. Disc. Nts., 7/15/04(2)(8)                                        2,800,000     2,618,000


                       22 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------
Brooks Fiber Properties, Inc.:
0%/10.875% Sr. Disc. Nts., 3/1/06(8)                                     $     1,025,000  $    832,813
0%/11.875% Sr. Disc. Nts., 11/1/06(8)                                          3,225,000     2,527,594
10% Sr. Nts., 6/1/07                                                           2,100,000     2,394,000
------------------------------------------------------------------------------------------------------
BTI Telecom Corp., 10.50% Sr. Nts., 9/15/07(4)                                 2,735,000     2,830,725
------------------------------------------------------------------------------------------------------
Call-Net Enterprises, Inc.:
0%/9.27% Sr. Disc. Nts., 8/15/07(8)                                            1,700,000     1,139,000
8.375% Sr. Nts., 8/15/07CAD                                                    2,100,000     1,579,458
------------------------------------------------------------------------------------------------------
Colt Telecom Group plc, Units (each unit consists of
$1,000 principal amount of 0%/12% sr. disc. nts., 12/15/06
and one warrant to purchase 7.8 ordinary shares)(8)(12)                        3,165,000     2,357,925
------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc
Debs., 11/15/07(8)                                                             2,850,000     2,251,500
------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc:
0%/10.75% Sr. Disc. Nts., 2/15/07(8)                                           1,800,000     1,179,000
0%/11.75% Sr. Disc. Nts., 12/15/05(8)                                          3,570,000     2,695,350
------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub.
Disc. Nts., 12/15/05(4)(8)                                                       407,000       306,776
------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Bonds, 12/15/05(8)                                   1,720,000     1,320,100
------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 0%/13.50% Sr. Disc. Nts., 9/15/05(8)                       4,320,000     3,499,200
------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 0%/11.25% Sr. Disc
Nts., 7/15/07(8)                                                                 625,000       437,500
------------------------------------------------------------------------------------------------------
International CableTel, Inc., 0%/11.50% Sr. Deferred
Coupon Nts., Series B, 2/1/06(8)                                               1,500,000     1,125,000
------------------------------------------------------------------------------------------------------
IXC Communications, Inc., 12.50% Sr. Nts., Series B, 10/1/05                   1,785,000     2,061,675
------------------------------------------------------------------------------------------------------
McLeodUSA, Inc.:
0%/10.50% Sr. Disc. Nts., 3/1/07(8)                                            2,675,000     1,912,625
9.25% Sr. Nts., 7/15/07(4)                                                       710,000       759,700
------------------------------------------------------------------------------------------------------
MGC Communications, Inc., Units (each unit consists of
$1,000 principal amount of 13% sr. sec. nts., 10/1/04 and
one warrant to purchase 8.07 shares of common stock
at $0.01 per share)(4)(12)                                                     2,775,000     2,899,875
------------------------------------------------------------------------------------------------------
NTL, Inc.:
0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(8)                                 160,000       146,800
0%/12.75% Sr. Deferred Coupon Nts., 4/15/05(8)                                   850,000       688,500
10% Sr. Nts., 2/15/07                                                          3,690,000     3,874,500
------------------------------------------------------------------------------------------------------
Petersburg Long Distance, Inc.:
9% Cv. Sub. Nts., 6/1/06(4)                                                      200,000       266,750
Units (each unit consists of $1,000 principal amount of
0%/14% sr. disc. nts., 6/1/04 and one warrant to purchase
34 ordinary shares)(2)(8)(12)                                                  1,450,000     1,384,750
------------------------------------------------------------------------------------------------------
PTC International Finance BV, 0%/10.75% Gtd. Sr. Sub.
Unsec. Bonds, 7/1/07(4)(8)                                                       785,000       480,813


                       23 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
------------------------------------------------------------------------------------------------------
Telecommunications/Technology  (continued)
Teleport Communications Group, Inc.:
0%/11.125% Sr. Disc. Nts., 7/1/07(8)                                     $     5,370,000  $  4,215,450
9.875% Sr. Nts., 7/1/06                                                          825,000       905,438
------------------------------------------------------------------------------------------------------
Telewest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(8)                                             1,755,000     1,325,025
9.625% Sr. Debs., 10/1/06                                                      2,500,000     2,606,250
------------------------------------------------------------------------------------------------------
UNIFI Communications, Inc., 14% Sr. Nts., 3/1/04                               2,500,000     2,387,500
------------------------------------------------------------------------------------------------------
Videotron Holdings plc, 0%/11% Sr. Disc. Nts., 8/15/05(8)                      1,000,000       867,500
------------------------------------------------------------------------------------------------------
WorldCom, Inc.:
8.875% Sr. Nts., 1/15/06(2)                                                      442,000       477,913
9.375% Sr. Nts., 1/15/04(2)                                                    3,233,000     3,459,310
                                                                                          ------------
                                                                                            66,477,734

------------------------------------------------------------------------------------------------------
Transportation--2.0%
------------------------------------------------------------------------------------------------------
Railroads--0.4%
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
Sr. Disc. Nts., Series B, 12/15/03(8)                                          4,391,000     3,831,148
------------------------------------------------------------------------------------------------------
Shipping--1.2%
Gearbulk Holding Ltd., 11.25% Sr. Nts., 12/1/04                                  715,000       792,756
------------------------------------------------------------------------------------------------------
Greyhound Lines, Inc., 11.50% Sr. Nts., Series B, 4/15/07                      3,200,000     3,496,000
------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(4)                               3,315,000     3,563,625
Units (each unit consists of $1,000 principal amount of 12%
second priority ship mtg. nts., 6/30/07 and one warrant)(4)(12)                2,605,000     2,930,625
                                                                                          ------------
                                                                                            10,783,006

------------------------------------------------------------------------------------------------------
Trucking--0.4%
Coach USA, Inc., 9.375% Gtd. Sr. Sub. Nts., 7/1/07(4)                          2,430,000     2,454,300
------------------------------------------------------------------------------------------------------
Road King Infrastructure Finance (1997) Ltd., 9.50% Gtd
Unsec. Unsub. Bonds, 7/15/07(2)                                                  400,000       397,000
------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(4)                1,133,420       981,826
                                                                                          ------------
                                                                                             3,833,126

------------------------------------------------------------------------------------------------------
Utilities--1.5%
------------------------------------------------------------------------------------------------------
Electric Utilities--1.5%
AES Corp., 8.375% Sr. Sub. Nts., 8/15/07                                       1,850,000     1,863,875
------------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                        3,530,000     3,821,225
------------------------------------------------------------------------------------------------------
Calpine Corp.:
10.50% Sr. Nts., 5/15/06(2)                                                      400,000       439,000
9.25% Sr. Nts., 2/1/04                                                         1,360,000     1,404,200
------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                 4,350,000     4,828,500
------------------------------------------------------------------------------------------------------
Panda Global Energy Co., 12.50% Sr. Nts., 4/15/04(2)                           1,750,000     1,706,250
                                                                                          ------------
                                                                                            14,063,050
                                                                                          ------------
Total Corporate Bonds and Notes (Cost $726,019,568)                                        755,044,147


                       24 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                          Market Value
                                                                                 Shares   See Note 1
======================================================================================================
Common Stocks--0.6%
------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc.(16)                                                     4,000  $     50,250
------------------------------------------------------------------------------------------------------
Coinstar, Inc.(16)                                                                14,175       184,275
------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., Cl. A(16)                                          14,000       339,500
------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.(2)                                                                   75        75,188
------------------------------------------------------------------------------------------------------
El Paso Electric Co.                                                              56,400       338,400
------------------------------------------------------------------------------------------------------
Equitable Bag, Inc.(2)                                                             2,261        11,305
------------------------------------------------------------------------------------------------------
Grand Union Co.(16)                                                                1,767         3,092
------------------------------------------------------------------------------------------------------
Greate Bay Casino Corp.(16)                                                        1,678         2,307
------------------------------------------------------------------------------------------------------
Hollywood Casino Corp., Cl. A(16)                                                 10,000        28,750
------------------------------------------------------------------------------------------------------
News Corp. Ltd., Sponsored ADR, Preference                                         2,901        52,037
------------------------------------------------------------------------------------------------------
Omnipoint Corp.(2)(16)                                                            50,000     1,003,438
------------------------------------------------------------------------------------------------------
Optel, Inc.(2)(16)                                                                 2,240            22
------------------------------------------------------------------------------------------------------
Southwest Airlines Co.                                                            53,100     1,695,881
------------------------------------------------------------------------------------------------------
WorldCom, Inc.                                                                    52,000     1,839,500
                                                                                          ------------
Total Common Stocks (Cost $4,307,122)                                                        5,623,945

------------------------------------------------------------------------------------------------------
Preferred Stocks--2.8%
------------------------------------------------------------------------------------------------------
American Radio Systems Corp., 11.375% Cum
Exchangeable Preferred(9)                                                         11,744     1,412,216
------------------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable Preferred
Stock, Non-Vtg                                                                    61,560     1,739,070
------------------------------------------------------------------------------------------------------
Cablevision Systems Corp.:
11.125% Exchangeable Preferred Stock, Series M(9)                                  4,780       525,202
8.50% Cum. Cv., Series I                                                          28,900       845,325
------------------------------------------------------------------------------------------------------
California Federal Bank, 11.50% Non-Cum., Non-Vtg                                 11,700     1,334,531
------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred(2)(16)(17)                                             130,000     3,250,000
------------------------------------------------------------------------------------------------------
Clark USA, Inc., 11.50% Cum. Preferred Stock(4)(9)(13)                             1,000     1,027,500
------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv. Preferred Stock, Series B                      12,000       435,000
------------------------------------------------------------------------------------------------------
Earthwatch, Inc., 12% Cv. Sr. Preferred Stock, Series C(2)(9)                    110,000     1,072,500
------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable Preferred Stock, Series B(4)(9)(13)                                   2,625     2,730,000
------------------------------------------------------------------------------------------------------
El Paso Electric Co., 11.40% Preferred Stock, Series A(9)                         16,807     1,869,779
------------------------------------------------------------------------------------------------------
Golden State Bancorp., 8.75% Cv. Preferred Stock, Series A                         8,500       630,594
------------------------------------------------------------------------------------------------------
K-III Communications Corp.:
$11.625 Exchangeable, Series B(2)(9)                                               8,668       941,563
9.20% Preferred Stock, Series E(4)                                                22,500     2,266,875
------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Sr. Exchangeable
Preferred(9)                                                                      32,480     2,135,560
------------------------------------------------------------------------------------------------------
Prime Retail, Inc., $19.00 Cv., Series B                                           9,000       218,250
------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 12.625% Cum., Series E, Non-Vtg                              700       810,250


                       25 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                          Market Value
                                                                                 Shares   See Note 1
======================================================================================================
Preferred Stocks  (continued)
Spanish Broadcasting Systems, Inc., 14.25% Cum. Sr
Exchangeable Preferred Stock, Non-Vtg.(4)                                            700  $    733,250
------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc. Preferred Stock                               83,700     2,170,969
                                                                                          ------------
Total Preferred Stocks (Cost $24,429,338)                                                   26,148,434

======================================================================================================
Other Securities--0.7%
------------------------------------------------------------------------------------------------------
SD Warren Co., 14% Cum. Exchangeable, Series B                                   107,800     4,985,750
------------------------------------------------------------------------------------------------------
SDW Holdings Corp., 15% Cum. Sr. Exchangeable Preferred(2)                        47,870     1,759,222
                                                                                          ------------
Total Other Securities (Cost $6,108,221)                                                     6,744,972

                                                                                 Units
======================================================================================================
Rights, Warrants and Certificates--0.2%
------------------------------------------------------------------------------------------------------
American Communications Services, Inc. Wts., Exp. 11/05(2)                           725        68,875
------------------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts.:
Exp. 6/99(2)                                                                       5,500            55
Exp. 8/00(2)                                                                         850            10
------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Litigation Trust(2)                                 19,829           198
------------------------------------------------------------------------------------------------------
Australis Media Ltd. Wts., Exp. 5/00(2)                                              190            --
------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00(2)                                           12,500         3,125
------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc. Wts., Exp. 8/03(2)                     5,120        87,040
------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(2)(17)                                           130,000        65,000
------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc. Wts., Exp. 9/05                                      1,320         9,834
------------------------------------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp. 11/03(2)                                        2,300       126,500
------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.:
Cl. C Wts., Exp. 12/99                                                             6,741       137,348
Cl. D Wts., Exp. 12/01                                                             6,741       133,135
------------------------------------------------------------------------------------------------------
Gaylord Container Corp. Wts., Exp. 11/02                                           1,174        10,566
------------------------------------------------------------------------------------------------------
Hyperion Telecommunications, Inc. Wts., Exp. 4/01(2)                                 265        10,733
------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(2)                                       17,655       264,825
------------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/02                                              1,600            --
------------------------------------------------------------------------------------------------------
Jewel Recovery LP, Participation Units of Limited Partners' Interest               1,985            --
------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc. Wts., Exp. 2/09(2)                                  30,310            --
------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00(2)                                                8,000       160,550
------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts.:
Exp. 11/03(2)                                                                     28,000       364,000
Exp. 6/05(2)                                                                      15,200       197,600
------------------------------------------------------------------------------------------------------
Trizec Corp. Wts., Exp. 7/99                                                       1,985        11,125
------------------------------------------------------------------------------------------------------
UNIFI Communications, Inc. Wts., Exp. 3/07(2)                                      2,500         5,000
------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Oil Linked Payment Obligation
Wts., Exp. 4/20                                                                    5,355            --
------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc. Wts., Exp. 1/02(2)                            49,200        64,575
                                                                                          ------------
Total Rights, Warrants and Certificates (Cost $239,713)                                      1,720,094


                       26 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           Face           Market Value
                                                                           Amount(1)      See Note 1
======================================================================================================
Structured Instruments--2.0%
------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Goldman Sachs Commodity Index Excess Return
CD Leveraged-Linked Nts., 5.106%, 11/21/97(3)(18)                        $     1,250,000  $  1,574,375
------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Nikkei 225 Equity-Linked Nts., 6.03%, 4/23/98                                  1,500,000     1,454,400
------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce, U.S. Dollar Nts.:
Linked to the Colombian Peso, 18.25%, 9/29/98                                  1,600,000     1,575,840
Linked to the Ministry of Finance of the Russian Federation
GKO, Zero Coupon, 9.86%, 9/17/98(6)                                              865,000       774,002
------------------------------------------------------------------------------------------------------
Credit Suisse First Boston (Cayman) Ltd., City of Moscow,
Credit & Convertibility Linked Nts., Series EM 215, Zero
Coupon, 12.05%, 12/30/97(6)                                                    5,000,000     4,854,755
------------------------------------------------------------------------------------------------------
ING (U.S.) Financial Holdings Corp.:
U.S. Dollar Hedged GKO Pass-Through Nts., Zero Coupon,
13.09%, 12/3/97(2)(6)                                                          1,900,000     1,862,684
PT Polysindo Linked Nts., Zero Coupon, 10.43%, 7/15/98(2)(6)                     400,000       359,100
------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc. U.S. Dollar Nts. Linked to
the Greek Drachma/Swiss Franc Exchange Rate, Zero
Coupon, 10.59%, 12/26/97(6)                                                      400,000       428,680
------------------------------------------------------------------------------------------------------
Lehman, Inc., Guatemalan Letras de Tesoreria
Linked Nts., Zero Coupon, 8.35%, 10/27/97(6)                                     735,000       730,517
------------------------------------------------------------------------------------------------------
Salomon, Inc., Colombian Peso Linked Nts.,
Zero Coupon, 18.17%, 8/20/98(6)(13)                                              934,000       802,903
------------------------------------------------------------------------------------------------------
Standard Chartered Bank:
Indian Rupee Linked Nts.:
15%, 10/20/97                                                                    441,000       434,032
32.641%, 11/28/97                                                                154,000       158,497
35.115%, 11/28/97                                                                154,000       157,927
Zero Coupon, 17.73%, 10/1/02(6)IDR                                         2,954,000,000       373,332
Korean Wong Principal & Interest Linked Deposit:
11.62%, 6/30/98                                                                  675,068       634,564
11.68%, 7/3/98                                                                 1,227,006     1,153,508
U.S. Dollar/Chinese Yuan Linked Nts., 12.903%, 12/5/97                           400,000       403,600
------------------------------------------------------------------------------------------------------
Union Bank of Switzerland, Indian Rupee Linked Nts.,
5.40%, 11/17/97                                                                  294,000       294,764
                                                                                          ------------
Total Structured Instruments (Cost $17,941,135)                                             18,027,480

                                                 Date           Strike       Contracts
======================================================================================================
Call Options Purchased--0.0%
------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Capitalization
Bonds, 8%, 4/15/14 Call Opt                      10/97          83.625%            3,000        47,400
------------------------------------------------------------------------------------------------------
German Mark Call Opt                             12/97         19.22CZK          735,000        12,789
------------------------------------------------------------------------------------------------------
Russian (Government of) Principal Loans
Debs., 5.80%, 12/29/49 Call Opt                  10/97          69.875%            1,850        91,482


                       27 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                                          Market Value
                                                 Date           Strike       Contracts    See Note 1
======================================================================================================
Call Options Purchased  (continued)
Russian (Government of) Principal Loans
Debs., 5.80%, 12/29/49 Call Opt                  11/97          75.125%            1,080  $     10,800
------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Cost $109,819)                                                   162,471

------------------------------------------------------------------------------------------------------
Put Options Purchased--0.0%
------------------------------------------------------------------------------------------------------
Brazilian Rial Put Opt. (Cost $7,680)            10/97         1.108BRR        1,600,000           400

                                                                              Face
                                                                              Amount(1)
======================================================================================================
Repurchase Agreements--4.1%
------------------------------------------------------------------------------------------------------
Repurchase agreement with Zion First National Bank, 6.125%, dated 9/30/97, to be repurchased at $37,806,431 on 10/1/97, collateralized by U.S.
Treasury Nts., 5.875%-7.25%, 5/31/99-8/15/04, with a value of
$38,594,876 (Cost $37,800,000)                                               $37,800,000    37,800,000
------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $866,568,315)                                     98.1%  903,885,372
------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                      1.9    17,855,433
                                                                             -----------  ------------
Net Assets                                                                         100.0% $921,740,805
                                                                             ===========  ============


1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
   ARP--Argentine Peso    IDR--Indonesian Rupiah
   BRR--Brazilian Rial    MXP--Mexican Peso
   CAD--Canadian Dollar   PLZ--Polish Zloty
   CZK--Czech Koruna      TRL--Turkish Lira
   DEM--German Mark       ZAR--South African Rand
   HUF--Hungarian Forint
2. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.
3. Represents the current interest rate for a variable rate security.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $208,050,124 or 22.57% of the Fund's net assets, at September 30, 1997.
5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
6. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.


                       28 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                            Face Subject Expiration  Exercise  Premium   Market Value
                                            To Call      Date        Price     Received  See Note 1
-----------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Capitalization
Bonds, 8%, 4/15/14 Call Option              $3,000,000   10/6/97     83.625%   $ 36,428  $  47,400
-----------------------------------------------------------------------------------------------------
Russian (Government of) Principal Loans
Debs., 5.80%, 12/29/49 Call Option           1,850,000   10/14/97    69.875      75,850     91,483
                                                                              ---------   --------

                                                                              $ 112,278   $138,883
                                                                              =========   ========

8. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
9. Interest or dividend is paid in kind.
10. Securities with an aggregate market value of $5,612,175 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
11. Non-income producing--issuer is in default of interest payment.
12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
13. When-issued security to be delivered and settled after September 30, 1997.
14. Represents the current interest rate for an increasing rate security.
15. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
16. Non-income producing security.
17. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1997. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 1997 amounts to $3,315,000. Transactions during the period in which the issuer was an affiliate are as follows:

                                 Shares              Gross      Gross       Shares
                                 September 30, 1996  Additions  Reductions  September 30, 1997
----------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred        --                  130,000    --          130,000
----------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49  --                  130,000    --          130,000

18. Security is linked to the Goldman Sachs Commodity Index. The Index is composed of the future price of twenty-two different commodities in five main commodity groups (energy, agriculture, livestock, industrial metals and precious metals) in rough proportion to the value of their production in the world economy. See accompanying Notes to Financial Statements.


                       29 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  September 30, 1997
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $863,318,315)                          $900,570,372
Affiliated companies (cost $3,250,000)                                 3,315,000
--------------------------------------------------------------------------------
Cash                                                                   1,930,504
--------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                37,363
--------------------------------------------------------------------------------
Receivables:
Investments sold                                                      17,369,373
Interest, dividends and principal paydowns                            16,077,906
Shares of beneficial interest sold                                     5,294,494
Closed forward foreign currency exchange contracts                     1,159,565
--------------------------------------------------------------------------------
Other                                                                     23,419
--------------------------------------------------------------------------------
Total assets                                                         945,777,996

================================================================================
Liabilities
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                               235,460
--------------------------------------------------------------------------------
Options written, at value (premiums received $112,278)--
see accompanying statement--Note 7                                       138,883
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $10,971,376 purchased
on a when-issued basis)--Note 1                                       19,382,141
Dividends                                                              1,928,708
Shares of beneficial interest redeemed                                 1,109,525
Distribution and service plan fees                                       530,097
Daily variation on futures contracts--Note 6                             274,925
Transfer and shareholder servicing agent fees                            104,888
Closed forward foreign currency exchange contracts                        79,608
Trustees' fees                                                             1,006
Other                                                                    251,950
--------------------------------------------------------------------------------
Total liabilities                                                     24,037,191

================================================================================
Net Assets                                                          $921,740,805
                                                                    ============

================================================================================
Composition of Net Assets
Paid-in capital                                                     $872,574,225
--------------------------------------------------------------------------------
Undistributed net investment income                                      175,879
--------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                         12,115,500
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies              36,875,201
--------------------------------------------------------------------------------
Net assets                                                          $921,740,805
                                                                    ============


                       30 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $502,210,711 and 37,214,869 shares of beneficial
interest outstanding)                                                     $13.49
Maximum offering price per share (net asset value plus
sales charge of 4.75% of offering price)                                  $14.16

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $238,505,199 and 17,691,067 shares of beneficial
interest outstanding)                                                     $13.48

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $181,024,895 and 13,427,703 shares of beneficial
interest outstanding)                                                     $13.48

See accompanying Notes to Financial Statements.


                       31 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended September 30, 1997
--------------------------------------------------------------------------------

================================================================================
Investment Income
Interest (net of foreign withholding taxes of $770)                $ 69,563,389
-------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $50)                   1,198,645
                                                                   ------------
Total income                                                         70,762,034

================================================================================
Expenses
Management fees--Note 4                                               4,685,210
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                               1,040,495
Class B                                                               1,507,042
Class C                                                               1,431,592
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                 1,009,816
-------------------------------------------------------------------------------
Shareholder reports                                                     244,008
-------------------------------------------------------------------------------
Custodian fees and expenses                                             107,158
-------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  41,887
Class B                                                                  31,884
Class C                                                                  16,395
-------------------------------------------------------------------------------
Legal and auditing fees                                                  22,141
-------------------------------------------------------------------------------
Insurance expenses                                                        6,725
-------------------------------------------------------------------------------
Trustees' fees and expenses                                               5,941
-------------------------------------------------------------------------------
Other                                                                    21,876
                                                                   ------------
Total expenses                                                       10,172,170

================================================================================
Net Investment Income                                                60,589,864

================================================================================
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments                                                          13,944,362
Closing of futures contracts                                          2,522,348
Closing and expiration of options written                               552,133
Foreign currency transactions                                        (3,633,073)
                                                                   ------------
Net realized gain                                                    13,385,770

-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                          20,815,559
Translation of assets and liabilities denominated in
foreign currencies                                                     (581,174)
                                                                   ------------
Net change                                                           20,234,385
                                                                   ------------
Net realized and unrealized gain                                     33,620,155


-------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations               $ 94,210,019
                                                                   ============

See accompanying Notes to Financial Statements.


                       32 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            Year Ended September 30,
                                                                            1997            1996
=========================================================================================================
Operations
Net investment income                                                       $  60,589,864   $  37,363,248
---------------------------------------------------------------------------------------------------------
Net realized gain                                                              13,385,770       2,827,552
---------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                          20,234,385      12,310,743
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           94,210,019      52,501,543

=========================================================================================================
Dividends and Distributions to Shareholders Dividends from net investment income:
Class A                                                                       (37,216,010)    (27,408,362)
Class B                                                                       (11,933,911)     (2,625,608)
Class C                                                                       (11,440,006)     (7,329,215)

=========================================================================================================
Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                       123,701,684      93,320,881
Class B                                                                       148,822,899      80,797,723
Class C                                                                        61,390,727      44,878,194

=========================================================================================================
Net Assets
Total increase                                                                367,535,402     234,135,156
---------------------------------------------------------------------------------------------------------
Beginning of period                                                           554,205,403     320,070,247
---------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $175,879 and $27,701, respectively)                               $ 921,740,805   $ 554,205,403
                                                                            =============   =============

See accompanying Notes to Financial Statements.


                       33 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                Class A
                                                ------------------------------------------------------
                                                Year Ended September 30,
                                                1997        1996        1995        1994        1993
======================================================================================================
Per Share Operating Data:
Net asset value, beginning of period            $12.92      $12.47      $12.32      $12.90      $12.26
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             1.15        1.15        1.05        1.10        1.22
Net realized and unrealized gain (loss)            .57         .44         .14        (.38)        .64
                                                ------      ------      ------      ------      ------
Total income from
investment operations                             1.72        1.59        1.19         .72        1.86
------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (1.15)      (1.14)      (1.04)      (1.10)      (1.22)
Dividends in excess of net
investment income                                   --          --          --        (.01)         --
Distributions in excess of net realized gain        --          --          --        (.19)         --
                                                ------      ------      ------      ------      ------
Total dividends and distributions
to shareholders                                  (1.15)      (1.14)      (1.04)      (1.30)      (1.22)

Net asset value, end of period                  $13.49      $12.92      $12.47      $12.32      $12.90
                                                ======      ======      ======      ======      ======

======================================================================================================
Total Return, at Net Asset Value(4)              13.96%      13.28%      10.09%       5.61%      15.92%

======================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)      $502,211    $359,208    $255,139    $160,505    $104,465
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $425,258    $305,638    $204,917    $135,431     $73,334
------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             8.75%       8.97%       8.45%       8.49%       9.52%
Expenses                                          1.10%       1.17%       1.18%       1.22%       1.24%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                       136.0%       95.0%       72.5%      108.0%      116.2%

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. For the period from October 2, 1995 (inception of offering) to September 30, 1996.
3. Less than $.005 per share.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                       34 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class B                    Class C
------------------------   -----------------------------------------
Year Ended September 30,   Year Ended September 30,
1997        1996(2)        1997        1996       1995       1994(1)
====================================================================

  $12.91     $12.47         $12.91      $12.46     $12.32     $13.13
--------------------------------------------------------------------

    1.05       1.03           1.05        1.06        .95        .75
     .57        .44            .57         .44        .13       (.60)
  ------     ------         ------      ------     ------     ------

    1.62       1.47           1.62        1.50       1.08        .15
--------------------------------------------------------------------

   (1.05)     (1.03)         (1.05)      (1.05)      (.94)      (.77)

      --         --             --          --         --         --(3)
      --         --             --          --         --       (.19)
  ------     ------         ------      ------     ------     ------

   (1.05)     (1.03)         (1.05)      (1.05)      (.94)      (.96)

  $13.48     $12.91         $13.48      $12.91     $12.46     $12.32
  ======     ======         ======      ======     ======     ======

====================================================================
   13.10%     12.20%         13.12%      12.44%      9.16%      1.11%

====================================================================

$238,505    $82,052       $181,025    $112,945    $64,932    $27,743
--------------------------------------------------------------------
$151,197    $33,189       $143,363     $89,416    $43,584    $13,693
--------------------------------------------------------------------

    7.89%      7.90%(5)       7.98%       8.19%      7.63%      7.24%(5)
    1.86%      1.97%(5)       1.86%       1.93%      1.95%      1.94%(5)
--------------------------------------------------------------------
   136.0%      95.0%         136.0%       95.0%      72.5%     108.0%

5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1997 were $1,199,169,080 and $888,395,377, respectively.

See accompanying Notes to Financial Statements.


                       35 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer Champion Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income primarily through investing in a diversified portfolio of high yield fixed income securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.


                       36 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1997, the Fund had entered into outstanding when-issued or forward commitments of $10,971,376.
--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At September 30, 1997, securities with an aggregate market value of $278,625, representing 0.03% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


                       37 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies   (continued)
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
               The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $148,241. Accumulated net realized gain on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                       38 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             Year Ended                Year Ended
                             September 30, 1997        September 30, 1996(1)
                             -----------------------   -----------------------
                             Shares      Amount        Shares      Amount
-------------------------------------------------------------------------------
Class A:
Sold                         16,568,069  $217,572,287  13,390,615  $170,144,406
Dividends and distributions
reinvested                    1,893,564    24,892,342   1,445,851    18,398,126
Redeemed                     (9,055,154) (118,762,945) (7,492,035)  (95,221,651)
                             ----------  ------------   ---------  ------------
Net increase                  9,406,479  $123,701,684   7,344,431  $ 93,320,881
                             ==========  ============   =========  ============

-------------------------------------------------------------------------------
Class B:
Sold                         12,465,577  $163,647,329   6,824,247  $ 86,737,093
Dividends and distributions
reinvested                      557,270     7,333,434     132,964     1,694,762
Redeemed                     (1,689,558)  (22,157,864)   (599,433)   (7,634,132)
                             ----------  ------------   ---------  ------------
Net increase                 11,333,289  $148,822,899   6,357,778  $ 80,797,723
                             ==========  ============   =========  ============

-------------------------------------------------------------------------------
Class C:
Sold                          6,567,675  $ 86,149,589   4,628,427  $ 58,715,116
Dividends and distributions
reinvested                      618,611     8,129,826     401,746     5,108,872
Redeemed                     (2,510,331)  (32,888,688) (1,490,391)  (18,945,794)
                             ----------  ------------   ---------  ------------
Net increase                  4,675,955  $ 61,390,727   3,539,782  $ 44,878,194
                             ==========  ============   =========  ============

1. For the year ended September 30, 1996 for Class A and Class C shares, and for the period from October 2, 1995 (inception of offering) to September 30, 1996 for Class B shares.


                       39 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

================================================================================
3. Unrealized Gains and Losses on Investments
At September 30, 1997, net unrealized appreciation on investments and options written of $37,290,452 was composed of gross appreciation of $40,303,937, and gross depreciation of $3,013,485.
================================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.70% on the first $250 million of average annual net assets, 0.65% on the next $250 million, 0.60% on the next $500 million and 0.55% on net assets in excess of $1 billion.
               For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $2,874,912, of which $777,402 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $5,694,296 and $768,684, respectively, of which $155,336 and $13,612, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $227,303 and $57,602, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
               The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $46,803 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                       40 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted a Distribution and Service Plan for Class B shares to compensate OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $1,489 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $1,406,074 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of September 30, 1997, OFDI had incurred unreimbursed expenses of $8,892,028 for Class B.
               The Fund has adopted a Distribution and Service Plan for Class C shares to reimburse OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $11,594 to an affiliated broker/dealer as reimbursement for Class C personal service and maintenance expenses and retained $625,907 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of September 30, 1997, OFDI had incurred unreimbursed expenses of $2,190,010 for Class C.


                       41 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

================================================================================
5. Forward Contracts
A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.
               The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.
               Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.
               Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
               Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At September 30, 1997, the Fund had outstanding forward contracts as follows:

                                       Contract          Valuation as of
                           Expiration  Amount            September 30,   Unrealized    Unrealized
                           Date        (000s)            1997            Appreciation  Depreciation
---------------------------------------------------------------------------------------------------
Contracts to Purchase
Indonesian Rupiah (IDR)    10/1/97       1,263,142 IDR  $   387,467      $    --           $ 11,630
Turkish Lira (TRL)         10/1/97     138,742,800 TRL      796,183           --                915
                                                                         -------           --------
                                                                              --             12,545
                                                                         -------           --------
Contracts to Sell
Canadian Dollar (CAD)      1/21/98           4,170 CAD    3,036,440        5,118                 --
German Mark (DEM)          11/17/97-
                           12/19/97         20,690 DEM   11,802,759           --            182,078
Hungarian Forint (HUF)     10/2/97         153,809 HUF      788,340        1,235                 --
Japanese Yen (JPY)         11/12/97        222,000 JPY    1,854,148       31,010                 --
Mexican Peso (MXP)         10/22/97         12,475 MXP    1,592,044           --              2,661
South African Rand (ZAR)   10/27/97         20,368 ZAR    4,337,389           --              38,176
                                                                         -------           --------
                                                                          37,363            222,915
                                                                         -------           --------
Total Appreciation and Depreciation                                      $37,363           $235,460
                                                                         =======           ========


                       42 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
6. Futures Contracts
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
               Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
               Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.
               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At September 30, 1997, the Fund had outstanding futures contracts as follows:

                                Expiration   Number of   Valuation as of        Unrealized
Contracts to Purchase           Date         Contracts   September 30, 1997   Depreciation
------------------------------------------------------------------------------------------
Standard & Poor's 500           12/97         60         $28,635,000              $139,850
U.S. Treasury Bonds, 30 yr.     12/97        200          23,056,250                83,656
                                                                                  --------
                                                                                  $223,506
                                                                                  ========


                       43 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

================================================================================
7. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
               The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
               Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
               Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
               The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Written option activity for the year ended September 30, 1997 was as follows:

                               Call Options                Put Options
                               ------------------------    ---------------------
                               Number of      Amount of    Number of   Amount of
                               Options        Premiums     Options     Premiums
--------------------------------------------------------------------------------
Options outstanding at
September 30, 1996                   11,000   $   74,680         --    $    --
Options written                 225,772,004    1,835,436    759,470     18,996
Options closed or expired      (222,011,754)  (1,744,785)  (759,250)   (17,808)
Options exercised                (3,766,400)     (53,053)      (220)    (1,188)
                               ------------   ----------   --------    -------

Options outstanding at
September 30, 1997                    4,850   $  112,278         --    $    --
                               ============   ==========   ========    =======


                       44 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
8. Illiquid and Restricted Securities
At September 30, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1997 was $80,067,003, which represents 8.69% of the Fund's net assets, of which $4,939,984 is considered restricted.
Information concerning restricted securities is as follows:

                                                                      Valuation
                                   Acquisition     Cost          Per Unit as of
Security                           Date            Per Unit  September 30, 1997
-------------------------------------------------------------------------------

Bonds
Arizona Charlie's, Inc.,
12% First Mtg. Nts.,
Series B, 11/15/00                 11/18/93        100.00%                53.50%
-------------------------------------------------------------------------------
Capitol Queen & Casino, Inc.,
12% First Mtg. Nts.,
Series A, 11/15/00                 11/18/93         87.50                 17.50
-------------------------------------------------------------------------------
ECM Fund, L.P.I.,
14% Sub. Nts.,
6/10/02                            7/28/92         100.50                110.25

Stocks and Warrants
Becker Gaming, Inc.
Wts., Exp. 11/00                   11/18/93     $    2.00             $     .25
-------------------------------------------------------------------------------
CGA Group Ltd., Preferred          6/17/97          25.00                 25.00
-------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49    6/17/97             --                   .50
-------------------------------------------------------------------------------
ECM Fund, L.P.I                    4/14/92       1,000.00              1,002.50
-------------------------------------------------------------------------------
Omnipoint Corp.                    1/26/96          16.00                 20.07
-------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00   11/29/95            --                 20.07


                       45 Oppenheimer Champion Income Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

================================================================================
9. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
               The Fund had no borrowings outstanding during the year ended September 30, 1997.


                       46 Oppenheimer Champion Income Fund

                                   Appendix

                           Industry Classifications

                      Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Information Technology
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking
Wireless Services

Investment Advisor
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, New York  10015

Independent Auditors
     Deloitte & Touche LLP
     555 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Myer, Swanson, Adams & Wolf, P.C.
     1600 Broadway
     Denver, Colorado 80202





PX0190.001.0198